AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 2005
SCHEDULE 14A
(Rule 14a-101)
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
AND EXCHANGE ACT OF 1934 (Amendment No.           )
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The Cronos Group

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THE CRONOS GROUP
Société Anonyme Holding
Dennis J. Tietz
Chairman
                    , 2005
To Our Shareholders:
      We have set our 2005 annual meeting of shareholders for Thursday, June 9, 2005, to commence at 9:00 a.m. (local time) at the Hotel Le Royal, 12 Boulevard Royal, Luxembourg. At the meeting we will ask you to re-elect S. Nicholas Walker and Robert M. Melzer as directors; to approve the Company’s 2005 Equity Incentive Plan; to approve the declaration of a dividend for the second calendar quarter of 2005; to approve an extension of the authority of the Board of Directors to implement a common share repurchase program; to approve our appointment of Deloitte S.A. as our auditors for the year ending December 31, 2005; and to take certain other actions that we are required to submit to you under Luxembourg law.
      Your Board of Directors recommends that you vote in favor of each of these proposals. You should read with care the Proxy Statement, which contains detailed information about these proposals.
      With this Proxy Statement you are also receiving our 2004 annual report, as well as the Company’s consolidated and unconsolidated financial statements for 2004.
      You do not need to attend the meeting to participate. It is important that you take some time to read the enclosed materials and to vote your shares. Whether you plan to attend the meeting or not, we urge you to sign, date, and return the enclosed proxy card in the enclosed postage paid envelope in order that as many shares as possible may be represented at the meeting. The vote of each shareholder is important and your cooperation in promptly returning your executed proxy would be appreciated. Each proxy is revocable and will not affect your right to vote in person. Therefore, even if you execute a proxy, you may still attend the annual meeting of shareholders and vote your shares in person.

Sincerely,

Dennis J. Tietz
Chairman of the Board and
Chief Executive Officer

THE CRONOS GROUP
Société Anonyme Holding

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:   Thursday, June 9, 2005
Time:   9:00 a.m.

Place:	Hotel Le Royal
              12 Boulevard Royal
              Luxembourg
Matters to be voted upon:

1.	Election of two directors to serve three-year terms expiring in 2008.

2.	Approval of the Company’s 2005 Equity Incentive Plan.

3.	Approval of the declaration of a dividend of six (6) cents per common share for the second calendar quarter of 2005.

4.	Approval of an extension, from December 2, 2005 to December 1, 2006, of the grant of authority to the Board of Directors to implement a common share repurchase program.

5.	Approval of our appointment of Deloitte S.A. as the Company’s independent auditors for the year ending December 31, 2005 for the Company’s consolidated accounts and the grant of authorization to the Board of Directors to fix the compensation of the independent auditors, such appointment to remain in effect until the approval of its successor.

6.	Approval of our appointment of Fiduciaire Probitas S.à r.l. as the Company’s Luxembourg statutory auditors for the Company’s unconsolidated accounts for the year ending December 31, 2005 and the grant of authorization to the Board of Directors to fix the compensation of the Luxembourg statutory auditor, such appointment to remain in effect until the approval of its successor.

7.	Approval of the consolidated and unconsolidated financial statements of the Company for the year ended December 31, 2004 and the reports of the Company’s Board of Directors, independent auditors (with respect to the consolidated financial statements) and Luxembourg statutory auditor (with respect to the unconsolidated financial statements).

8.	Discharge of the directors of the Company pursuant to Article 74 of the Luxembourg Companies Law from the execution of their mandate for the year ended December 31, 2004.

9.	Discharge of the Luxembourg statutory auditor of the Company pursuant to Article 74 of the Luxembourg Companies Law from the execution of its mandate for the year ended December 31, 2004.

10.	Approval of the allocation of the profit/loss reported by the Company for the year ended December 31, 2004.

11.	Any other matter properly brought before the shareholders at the annual meeting or any adjournment thereof.
      The close of business on April 12, 2005 has been fixed as the record date for determining which shareholders are entitled to notice of the meeting, and any adjournment, postponement, or continuation thereof, and which shareholders are entitled to vote.
      The address of the Company’s registered office is 5, rue Guillaume Kroll, L-1882 Luxembourg, and its telephone number is 352 481 828 3961. The Company is organized in Luxembourg as a société anonyme holding with registrar number RCS LUX B27.489.

On Behalf of the Board of Directors,

Dennis J. Tietz
Chairman of the Board
and Chief Executive Officer
                    , 2005

THE CRONOS GROUP
Société Anonyme Holding
5, rue Guillaume Kroll
L-1882 Luxembourg

PROXY STATEMENT
      Your vote at this annual meeting is important to us. Please vote your common shares by completing the enclosed proxy card and returning it to us in the enclosed envelope. This Proxy Statement has information about the annual meeting and was prepared by the Company’s management for the Board of Directors. This Proxy Statement will be first mailed to shareholders on                     , 2005.

GENERAL INFORMATION ABOUT VOTING

Who is soliciting your vote?
      These proxy materials are furnished in connection with the solicitation by the Board of Directors of The Cronos Group (“Cronos” or the “Company”) of proxies to be voted at the Company’s 2005 annual meeting and at any meeting following an adjournment, postponement, or continuation thereof.

Who can vote?
      The Board of Directors has fixed the record date as of the close of business on April 12, 2005. Only holders of common shares of the Company on the record date are entitled to vote at the annual meeting. A total of 7,286,602 common shares can be voted at the annual meeting. Shareholders are entitled to one vote for each common share owned on the record date. The enclosed proxy card shows the number of shares you can vote.

Who are the proxyholders?
      The persons named in the enclosed proxy are directors and/or officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company) as proxy to attend and act on such shareholder’s behalf at the annual meeting.

How do I vote by proxy?
      Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign, date and promptly return the enclosed proxy card in the accompanying envelope. The common shares presented by any valid proxy will be voted on all matters in accordance with the specifications or instructions marked on the proxy card. In the absence of any such specification or instruction, such common shares will be voted FOR, AGAINST or ABSTAIN from voting (withheld) on all of the proposals specified in the form of proxy as the proxyholder shall determine, in his discretion.
      The accompanying proxy for the annual meeting confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Annual Meeting of Shareholders and this Proxy Statement and with respect to such other business or matters which may properly come before the annual meeting or any adjournment.

What if other matters come up at the annual meeting?
      The Board of Directors does not presently know of any matter to be considered at the meeting other than the matters described herein and in the Notice of Annual Meeting of Shareholders. However, if other matters are properly presented at the meeting, the proxyholders will vote your shares, on your behalf, in accordance with their judgment.

Can I change my vote after I return my proxy card?
      Yes. At any time before the vote on a proposal, you can revoke your proxy or change your vote either by submitting to the Vice President/ Investor Relations of Cronos Capital Corp., an affiliate of the Company, at One Front Street, Suite 925, San Francisco, California 94111, a written notice of revocation, or by signing, dating, and returning a later-dated proxy card.

Can I vote in person at the annual meeting rather than by completing the proxy card?
      Although we encourage you to complete and return the enclosed proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

What do I do if my shares are held in street name?
      If your shares are held in the name of your broker, a bank, or other nominee, that institution should provide you with instructions for voting your shares. Please contact the person responsible for your account and give instructions for a proxy card to be signed representing your common shares of the Company. We urge you to confirm in writing your instructions to the person responsible for your account. In addition, please provide a copy of those instructions to the Company at the address indicated below, so that we may be aware of your instructions in order to attempt to ensure that such instructions are followed.
      If your shares are held in street name and you wish to attend the meeting and vote in person, then you may do so only if you obtain a legal proxy from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares.

How are votes counted?
      Under Luxembourg law, actions at an annual meeting of shareholders requiring the approval of shareholders can generally be taken by approval of the holders of a simple majority of shares present or represented, and voting, without regard to any minimum quorum requirements. Two exceptions are (i) to amend the Articles of Association (“Articles”) and (ii) to take any action for which Luxembourg law or the Articles require greater than a majority vote or require a specified quorum. Holders of a majority of the outstanding common shares of the Company must be present in person or by proxy to satisfy the minimum quorum requirements to amend the Articles.
      The Company’s common shares are traded on the Nasdaq Stock Market (symbol: CRNS). Under Nasdaq’s rules, the minimum quorum for any meeting of shareholders of a Nasdaq company is 33 1/3 percent of the outstanding common shares of the company. The Company will observe this requirement in holding its annual meeting, and accordingly a quorum of at least one-third of the outstanding common shares of the Company entitled to vote at the annual meeting, represented in person or by proxy, will be necessary to hold the annual meeting.
      The Company’s Articles require the approval of the holders of a simple majority of the outstanding common shares of the Company for the election of directors to the Board of Directors. Therefore, with respect to Proposal No. 1 — Election of Directors, if you do not sign and return a proxy card, your shares will be counted as abstentions and will have the effect of a vote AGAINST the proposal.
      The affirmative vote of the holders of a majority of the common shares of the Company present in person or represented by proxy, and voting, is required to approve the other matters to be presented to the shareholders at the annual meeting. Shares are considered “voting” on a proposal if the shares vote “FOR,” “AGAINST,” or “ABSTAIN” on the proposal.
      Broker non-votes are excluded in the determination of the number of shares present and voting. However, broker non-votes will be counted for purposes of determining the presence of a quorum of shareholders at the meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner or other person entitled to vote. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Who pays for this proxy solicitation?
      Cronos will pay the full cost of this proxy solicitation and expenses incurred in connection with preparing and distributing this Proxy Statement. We have retained The Altman Group (“Altman”) to assist in the solicitation of proxies. The cost of Altman’s services is estimated at $1,200, plus reasonable out-of-pocket expenses. In addition to the solicitation of proxies by mail, employees of the Company may solicit proxies by telephone, or by other means. None of these employees will receive extra compensation for their assistance in the solicitation of proxies.

      We will request that banks, brokerage houses, and other custodians, nominees and fiduciaries forward the proxy solicitation materials to the beneficial owners of common shares of the Company that such institutions hold of record. We will reimburse such institutions for their reasonable out-of-pocket expenses.

How can I make proposals for consideration at the 2006 annual meeting?
      Shareholders interested in making proposals for consideration at the Company’s 2006 annual meeting must submit a written proposal (in compliance with the Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials) to the Vice President/ Investor Relations of Cronos Capital Corp., an affiliate of the Company, at One Front Street, Suite 925, San Francisco, California 94111 on or before December 31, 2005.

How do I recommend individuals for membership on the Board of Directors?
      Shareholders interested in recommending individuals for inclusion in the Board-recommended slate of directors for the 2006 annual meeting of shareholders must submit a written recommendation (including the candidate’s name and qualifications for membership on the Board as well as a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director) to the Vice President/ Investor Relations of Cronos Capital Corp., at the address specified above, on or before the deadline set forth above for the submission of shareholder proposals.

How can I communicate with the Board of Directors or the independent members of the Board?
      Shareholders interested in communicating with the Board of Directors, or with the independent members of the Board, may submit correspondence to the Vice President/ Investor Relations of Cronos Capital Corp., at the address specified above, or by email to ir@cronos.com. All communications shall be forwarded to the entire Board of Directors, or to the independent members, as applicable.

How can I get further information?
      Shareholders can call the investor relations department of our affiliate, Cronos Capital Corp., at (415) 677-8990, or contact us by email at ir@cronos.com, with any questions about voting procedures or the other matters discussed herein.
      Shareholders may obtain copies of the Company’s 2004 Annual Report on Form  10-K and Quarterly Reports on Form 10-Q by contacting the investor relations department of Cronos Capital Corp., One Front Street, Suite 925, San Francisco, California 94111 (ir@cronos.com), or by writing to the Secretary of The Cronos Group, c/o Alter Domus S.à r.l., 5, rue Guillaume Kroll, L-1882 Luxembourg.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
      The Company’s Articles provide that it is to be managed by a Board of Directors composed of at least three members who need not be shareholders of the Company and who shall be elected by the holders of a simple majority of the outstanding common shares for a term of three years. The terms of the directors are staggered so that the terms of one-third of the total number of directors expire in each year.
      Presently, the Board of Directors is composed of Dennis J. Tietz (Chairman), Peter J. Younger, Maurice Taylor, Charles Tharp, S. Nicholas Walker, and Robert M. Melzer.
      Messrs. Walker and Melzer were re-elected to the Board of Directors at the 2002 annual meeting for three-year terms expiring at the conclusion of the annual meeting for 2005, and are therefore standing for re-election at this annual meeting.
      Messrs. Taylor and Tharp were re-elected by the shareholders to the Board of Directors, as independent directors, at the 2003 annual meeting for three-year terms expiring at the conclusion of the annual meeting for 2006, and are therefore not standing for re-election at this annual meeting.
      Messrs. Tietz and Younger were re-elected to the Board of Directors at the 2004 annual meeting for three-year terms expiring at the conclusion of the annual meeting for 2007, and are therefore not standing for re-election at this annual meeting.

Stephen Nicholas Walker
      Mr. Walker, age 51, was appointed to the Board of Directors of the Company as an independent director in 1999, and was elected to the Board by the shareholders at the 1999 annual meeting. In August 2000, Mr. Walker organized the York Group Limited (“York”). York, with offices in London, New York and Nassau, Bahamas, provides securities brokerage and investment management services to institutional and high net worth individual clients in Europe, the United States, and Latin America. Mr. Walker has served as Chief Executive Officer of York since 2000. From 1995 until he organized York, Mr. Walker served as Senior Vice President of Investments of PaineWebber Inc. From 1982 until he joined PaineWebber, he served as Senior Vice President of Investments of Prudential Securities Inc. Mr. Walker holds an M.A. degree in Jurisprudence from Oxford University, England.

Robert M. Melzer
      Mr. Melzer, age 64, was elected to the Board of Directors of the Company as an independent director at the 1999 annual meeting. Mr. Melzer served as President and Chief Financial Officer of Property Capital Trust, a publicly-traded real estate investment trust, from 1990 to 1996, and as President and Chief Executive Officer from 1992 until May 1999, when the company completed its plan to dispose of its investments and distributed the proceeds to its shareholders. Since May 1999, Mr. Melzer has devoted his business activities to consulting and to serving as a director or trustee of various business and charitable organizations. In 2001, Mr. Melzer served as interim Chief Executive Officer of Beth Israel Deaconess Medical Center in Boston, Massachusetts. Mr. Melzer currently serves as a director of Genesee & Wyoming, Inc., a short-line and regional railroad holding company. Mr. Melzer holds a B.A. degree in Economics from Cornell University and an M.B.A. from the Harvard Business School.

      We are proposing that the shareholders re-elect Messrs. Walker and Melzer to the Board of Directors to serve until the conclusion of the annual meeting for 2008. Each of the nominees has agreed to be named in this Proxy Statement and to serve as a director if elected by the shareholders. Should any nominee unexpectedly not be available for election, then the Board of Directors would propose a substitute nominee.

      If Messrs. Walker and Melzer are re-elected to the Board, then the composition of our Board of Directors would be as follows:

Director	Term Expiration

Maurice Taylor	2006 Annual Meeting
Charles Tharp	2006 Annual Meeting
Dennis J. Tietz	2007 Annual Meeting
Peter J. Younger	2007 Annual Meeting
S. Nicholas Walker*	2008 Annual Meeting
Robert M. Melzer*	2008 Annual Meeting

*	Nominees for re-election to the Board of Directors.
      We recommend that you vote FOR the re-election of Messrs. Walker and Melzer as directors.
Vote Required
      Election of each of the two nominees requires the approval of the holders of a simple majority of the outstanding common shares of the Company.

A.	Continuing Directors

Dennis J. Tietz
      Mr. Tietz, age 52, was appointed Chief Executive Officer of the Company on December 11, 1998, and Chairman of the Board of Directors on March 30, 1999. Mr. Tietz is currently serving as a director for a term expiring at the conclusion of the annual meeting to be held in 2007. From 1986 until his election as Chief Executive Officer of the Company, Mr. Tietz was responsible for the organization and marketing of investment programs managed by Cronos Capital Corp. (“CCC”) (formerly called Intermodal Equipment Associates), an indirect subsidiary of the Company. From 1981 to 1986, Mr. Tietz supervised container lease operations in both the United States and Europe. Prior to joining CCC in 1981, Mr. Tietz was employed by Trans Ocean Leasing Corporation, San Francisco, California, a container leasing company, as regional manager based in Houston, with responsibility for leasing and operational activities in the U.S. Gulf. Mr. Tietz holds a B.S. degree in Business Administration from San Jose State University. Mr. Tietz is a licensed principal with the National Association of Securities Dealers. Mr. Tietz served as Chairman of the International Institute of Container Lessors for its 2001 fiscal year, and currently sits on the Executive Committee of the Institute’s Board of Directors.

Peter J. Younger
      Mr. Younger, age 49, was elected to the Board of Directors of the Company at the 1999 annual meeting held on January 13, 2000. Mr. Younger is currently serving as a director for a term expiring at the conclusion of the annual meeting to be held in 2007. Mr. Younger was appointed as President and Chief Operating Officer of the Company by the Board of Directors on March 17, 2005. He previously served as Chief Operating and Financial Officer of the Company (having been appointed as Chief Financial Officer in March 1997 and as Chief Operating Officer in August 2000). From 1991 to 1997, Mr. Younger served as Vice President of Finance of Cronos Containers Limited, a subsidiary of the Company located in the United Kingdom. From 1987 to 1991, Mr. Younger served as Vice President and Controller of CCC in San Francisco. Prior to 1987, Mr. Younger was a certified public accountant and a principal with the accounting firm of Johnson, Glaze and Co. in Salem, Oregon. Mr. Younger holds a B.S. degree in Business Administration from Western Baptist College, Salem, Oregon.

Maurice Taylor
      Mr. Taylor, age 44, was appointed to the Board of Directors of the Company as an independent director in 1998. Mr. Taylor is currently serving as a director for a term expiring at the conclusion of the annual meeting for 2006. Mr. Taylor, a resident of Geneva, Switzerland, is an independent consultant in international trade finance. He serves on the boards of numerous privately-held trading companies in Europe. Mr. Taylor holds a B.A. degree in Mathematical Economics from Brown University.

Charles Tharp
      Mr. Tharp, age 54, was appointed to the Board of Directors of the Company as an independent director in 1999. Mr. Tharp is currently serving as a director for a term expiring at the conclusion of the annual meeting for 2006. Mr. Tharp is based in Washington D.C. and has for the last eight years acted as a consultant to pension funds and foundations on international investment policy, fiduciary issues, and financial management. In that respect, he has advised the World Bank and The International Finance Corporation (a member of the World Bank Group) and, for the past 22 years, has been an advisor to the American Bureau of Shipping and other businesses. He held several positions, including Executive Director (the Chief Executive Officer) of the Pension Benefit Guaranty Corporation, a federal agency, from 1982 to 1985. Mr. Tharp has served on the boards of insurance companies, pension funds, and real estate holding companies in Bermuda, Ohio, and California. Mr. Tharp holds a B.A. degree in History from Yale University and an M.A. in Jurisprudence from Oxford University, England.
      The Board of Directors has determined that each of Messrs. Taylor, Tharp, Walker, and Melzer, comprising a majority of the Board, is independent within the meaning of Nasdaq’s listing standards. In making this judgment, the Board has taken into account the ownership of approximately 13% of the issued and outstanding common shares of the Company by Director Walker and companies affiliated with Director Walker.
PROPOSAL NO. 2
APPROVAL OF THE COMPANY’S
2005 EQUITY INCENTIVE PLAN
      At the annual meeting you will be asked to approve the Company’s 2005 Equity Incentive Plan (the “2005 Plan” or “Plan”). The 2005 Plan, which is attached to this Proxy Statement as Appendix A, will provide equity-based incentive compensation to our eligible officers and key employees and to our independent directors. Based upon the recommendation of the Compensation Committee, the Board unanimously approved the 2005 Plan on March 17, 2005, and directed that it be submitted to the shareholders for their approval. The Plan will not become effective unless approved by the shareholders.
      The 2005 Plan is intended to attract, retain and reward key officers and employees and independent directors and to strengthen the mutuality of interest between our officers, key employees, independent directors and our shareholders, by offering restricted shares and deferred compensation incentives. The 2005 Plan is limited to restricted share awards and, for our independent directors, to the grant of “stock units,” a form of deferred compensation. Restricted share awards to officers and key employees will be limited in amount to no more than 15,000 shares annually per recipient. Restricted share awards to our independent directors are fixed under the Plan, at 1,500 restricted shares annually, and are therefore not within the discretion of the Compensation Committee or the Board. No more than 75,000 restricted shares may be granted to all participants in any one calendar year.
      The Plan will be administered by the Compensation Committee of the Board, which consists solely of independent directors. A maximum of 300,000 common shares of the Company will be available for awards under the 2005 Plan, representing 4% of the outstanding common shares of the Company. The Board believes that the number of shares proposed for issuance under the 2005 Plan is reasonable and will permit the Company to provide equity incentives to its officers and key employees and its independent directors to strengthen their commitment to shareholder value.

      The Company has awarded stock options, stock appreciation rights, and director’s stock units to our key employees and our non-employee directors pursuant to the Company’s 1999 Stock Option Plan, its Non-Employee Directors’ Equity Plan, and individual awards. See “Compensation of Executive Officers and Directors — Equity Compensation Plan Information” below. However, since December 31, 2003, the Company has had no equity incentive plan in place. The Board of Directors of the Company has concluded that, with the Company’s return to profitability and success in meeting its business plan, now is the time to adopt an equity incentive plan to provide continued motivation to the officers and key employees of the Company and to our independent directors to build upon the Company’s recent successes.
      We recommend that you vote FOR approval of the 2005 Equity Incentive Plan.
Vote Required
      Approval of the 2005 Equity Incentive Plan requires the approval of the holders of a majority of the common shares present in person or represented by proxy and voting at the annual meeting.

      The following is a summary of the material terms of the 2005 Plan and is qualified in its entirety by reference to the 2005 Plan. A copy of the 2005 Plan is included with this Proxy Statement as Appendix A.

GENERAL FEATURES

Eligible Participants:	Officers, key employees, and our independent directors. Approximately 60 officers and employees and the Company’s independent directors (currently numbering four) will be eligible to participate in the 2005 Plan.

Shares Available:	300,000 common shares of the Company, subject to adjustment to reflect stock splits and similar events. A participant may receive multiple awards under the 2005 Plan. A maximum of 15,000 restricted shares may be granted under the 2005 Plan to any one individual during any one calendar year. Restricted share awards to our independent directors are limited to 1,500 shares per year. No more than 75,000 restricted shares may be granted to all participants in any one calendar year. These limitations are likewise subject to adjustment to reflect stock splits and similar events.

Administration:	The selection of participants in the 2005 Plan (other than automatic grants to independent directors and the award of director’s stock units), the level of participation, and the terms and conditions of all awards shall be determined by the Compensation Committee, subject to the terms of the Plan. Each member of the Compensation Committee must qualify as an “independent director” under the Compensation Committee’s charter, Nasdaq’s listing requirements, and other relevant rules and regulations. The Compensation Committee shall have full power to interpret and administer the 2005 Plan and may delegate its responsibilities to members of the Company’s management as it deems appropriate, subject to the express limitations set forth in the 2005 Plan.

Termination of Plan:	Seven (7) years after approval by the shareholders of the Company. Under current Luxembourg law, the shareholders of the Company must re-authorize the number of authorized but unissued common shares of the Company every five years; the next re-authorization of the Company’s common shares will be requested of the shareholders at or before the 2007 annual meeting.

TYPES OF AWARDS	The 2005 Plan authorizes the grant of restricted shares and, for our independent directors, director’s stock units.

RESTRICTED SHARES	A restricted share award represents common shares of the Company that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Unless otherwise determined by the Committee, no purchase price shall be payable for restricted shares. Generally, restricted share awards to officers and employees shall vest on the fourth anniversary of the date of grant, assuming continued service by the participant with the Company. The Committee has the authority to adopt different vesting requirements, including different time periods and vesting schedules and to adopt vesting requirements based upon the attainment of specified performance goals established by the Committee. Unless otherwise determined Committee, cash dividends shall only be paid on restricted shares that have vested, and a participant shall not have the right to vote with respect to the restricted shares until the shares have vested. Subject to the Compensation Committee’s ability to waive or accelerate such restrictions, holders of restricted shares may not sell, transfer, pledge, assign or otherwise encumber such shares until they have vested.

TERMINATION OF RESTRICTED SHARES

Termination Events:	In the event of death, disability or termination of service by the Company for other than cause, awards of restricted shares shall immediately vest and any restrictions shall lapse, as to 100% of the number of shares granted under such award, provided that, if such award is subject to performance goals, such goals are achieved prior to the earlier of the expiration of one (1) year from the termination date or the term of the award.

In the event of a “Qualified Retirement” (as defined in the 2005 Plan), awards of restricted shares shall immediately vest and any restrictions shall lapse, to the extent determined by multiplying the number of restricted shares subject to such award by a percentage, the numerator of which shall be the number of full months of service since the date of grant and the denominator of which shall be 48; provided that, if such award is subject to performance goals, such goals are achieved prior to the earlier of the expiration of one (1) year from the termination date or the term of the award.

Other Events:	In the event of termination of an officer or employee participant’s employment by resignation (other than a Qualified Retirement) or for cause, the award of restricted shares, to the extent not vested, shall immediately terminate, and all related shares shall be forfeited.

DIRECTOR’S STOCK UNITS	Independent directors may elect to receive director’s stock units in lieu of all or a specified portion of such director’s cash compensation. The number of director’s stock units received shall be equal to the compensation the independent director elects not to receive, multiplied by 125%, with the resultant product divided by the average of the fair market value of a common share for the

20 trading days preceding the date on which such compensation would otherwise have been payable to the independent director. Prior to settlement, the independent director shall have no rights of a shareholder in any common shares corresponding to the director’s stock units. Each independent director’s account will be credited in additional stock units in an amount equal to any dividends paid by the Company on the number of common shares corresponding to the number of director’s stock units credited to the account.

Director’s stock units shall vest, in full, on the business day preceding the next annual meeting of shareholders of the Company at which the term of such independent director is to expire (notwithstanding whether such director is nominated for re-election or is re-elected at such annual meeting). Our directors are elected for three-year terms. Accordingly, director’s stock units shall vest in accordance with varying vesting periods, depending upon the date of receipt by a director of his or her stock units and the date of the next annual meeting of shareholders after which the director’s term in office is scheduled to terminate. If, however, an independent director’s service on the Board terminates by reason of resignation, removal, death, disability, or a “change in control” of the Company, then all director’s stock units shall immediately vest.

AUTOMATIC AWARDS OF RESTRICTED SHARES TO INDEPENDENT DIRECTORS	The 2005 Plan provides for the automatic award of restricted shares to independent directors. Each independent director will initially be granted an award of 1,500 restricted shares of the Company on the date the 2005 Plan is approved by shareholders, and an annual award thereafter of 1,500 restricted shares of the Company, as long as he or she continues to be a member of the Board. When an independent director joins the Board, he or she will receive an award of 1,500 restricted shares of the Company and an annual award thereafter of 1,500 restricted shares of the Company, as long as he or she continues to be a member of the Board. Unless otherwise determined by the Committee, no purchase price shall be payable for restricted shares awarded to our independent directors.

Automatic awards to independent directors will vest, in full, on the business day preceding the next annual meeting of shareholders of the Company at which the term of such independent director is to expire (notwithstanding whether such director is nominated for re-election or is re-elected at such annual meeting). Accordingly, an independent director’s restricted shares shall vest in accordance with varying vesting periods, depending upon the date of receipt by a director of his or her restricted shares and the date of the next annual meeting of the shareholders after which the director’s term in office is scheduled to terminate.

CHANGE IN CONTROL	In the event of a “Change in Control” or “Potential Change in Control” of the Company, restriction periods and restrictions imposed on restricted shares may lapse, and/or the value of outstanding awards may be paid to the participant, all as determined by the Compensation Committee. Awards may be assumed, substituted for, or adjusted, in the discretion of the Compensation Committee.

A “Change in Control” is generally defined to include (i) a person’s (or group’s) acquisition of more than 50% of the combined voting power of the Company’s outstanding securities, (ii) a change in the composition of the Board of Directors during any 12-month period if the directors at the beginning of such period fail to constitute at least a majority thereof during such period for any reason other than death, disability, or Qualified Retirement, or (iii) the occurrence of a transaction requiring shareholder approval for the acquisition, consolidation, or merger of the Company. A “Potential Change in Control” is generally defined as (i) shareholder approval of an agreement, the consummation of which would result in a Change in Control, or (ii) a person’s (or group’s) acquisition of more than 35% of the combined voting power of the Company’s outstanding securities.

SECTION 162(m) LIMITATIONS:	Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction under U.S. federal income tax law to public companies for compensation in excess of $1 million paid to the company’s chief executive officer or to any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m).

Awards granted under Plan may, but need not, include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as “performance-based” compensation under Section 162(m), the performance criteria will be one of the following criteria, either individually, alternatively, or in any combination, applied to either the Company as a whole or to a subsidiary or business unit, either individually or by or in any combination, and in each case as specified by the Compensation Committee in the award. The performance criteria may be (i) cash flow, (ii) earnings, including before interest and taxes, earnings before taxes, and net income, (iii) earnings per share, (iv) growth in earnings per share, (v) share price, (vi) return on equity or average shareholders’ equity, (vii) total shareholder return, (viii) return on capital, (ix) revenue, (x) capital expenditures, (xi) operating income or net operating income, (xii) operating profit or net operating profit, (xiii) securing new sources of capital or increasing the amount of capital provided by third-party container owners, (xiv) overhead and/or expense reduction, (xv) achieving an enhanced credit rating, (xvi) strategic plan development and implementation, (xvii) the meeting of targets with respect to the development of financial and disclosure controls and procedures, and (xviii) such other similar criteria as may be determined by the Compensation Committee.

LIMITED TRANSFERABILITY	All restricted shares and director’s stock units granted under the 2005 Plan are nontransferable prior to vesting, except as otherwise determined by the Compensation Committee.

ADJUSTMENTS FOR CORPORATE CHANGES	In the event of any merger, reorganization, recapitalization or other specified event affecting the Company or its common shares, appropriate adjustments may be made to the number of common shares reserved for issuance under the 2005 Plan, the maximum number of common shares that may be awarded to a participant in any calendar year or other period, and the number and price of common shares subject to outstanding awards granted under the 2005 Plan, in the discretion of the Compensation Committee.

AMENDMENT	The Board may amend, supplement, alter or discontinue the 2005 Plan at any time, provided that it must obtain shareholder approval to: (i) increase the maximum number of shares issuable in the aggregate or to any one individual, (ii) if such approval is required to comply with Section 162(m) of the Code, or (iii) make any other amendment which requires shareholder approval under applicable law or the rules and regulations of any governmental authority, stock exchange or quotation system upon which or in which the Company’s common shares are then traded. No amendment or modification of the 2005 Plan will adversely affect any outstanding restricted share award without the consent of the participant.

The Compensation Committee may amend the terms of any award at any time, provided generally that no amendment shall (i) impair the rights of a participant without such participant’s consent, or (ii) make the applicable Securities and Exchange Commission (“SEC”) Rule 16b-3 exemption unavailable, if applicable.
      2005 Plan Benefits. As of the date of this Proxy Statement, we have made no awards under the 2005 Plan. It is not possible at this time to determine the benefits or amounts that will be received by any particular officer, employee or group of employees at the Company. If the 2005 Plan were approved, however, automatic grants of restricted shares would be made to our independent directors, currently numbering four. Each would initially be granted an award of 1,500 restricted shares of the Company (6,000 restricted shares in the aggregate) as described above under “Automatic Awards of Restricted Shares to Independent Directors,” and each independent director would be granted, annually thereafter (subject to the limit on the number of shares that may, in the aggregate, be issued under the Plan), an award of 1,500 restricted shares of the Company.
      Luxembourg Tax Consequences. Under Luxembourg law, the Company is obligated to pay a 1% capital duty on shares issued for payment. The capital duty will not be payable on the grant of restricted shares if no price is payable for such shares. As a Luxembourg holding company, the Company also pays a tax of 0.2% on its “capital,” defined as the average aggregate market value of its outstanding common shares for the year. Shares issued under the 2005 Plan will therefore increase the capital base on which this tax is assessed. The Company will not otherwise be subject to any Luxembourg tax on any awards made under the 2005 Plan or upon the grant or issuance of common shares under the Plan. The Company will not be entitled to any deduction under Luxembourg law with respect to any awards made under the Plan.
      Federal Income Tax Consequences. The Company is a Luxembourg holding company that conducts its container leasing business through subsidiaries. The following summarizes the United States federal income tax consequences of awards made under the 2005 Plan with respect to grants made to employees of the Company’s United States subsidiaries who are subject to U.S. federal income taxation.
      Restricted Share Awards. A restricted share award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent that the award will be forfeited in the event that the recipient ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award and the recipient’s employer will not receive a tax deduction. Instead, the recipient will recognize ordinary income on the date when the common shares are no longer subject to a substantial risk of forfeiture or when the shares become transferable, if earlier. The recipient’s ordinary income is measured by the difference between the amount paid for the restricted shares, if any, and the fair market value of the shares on the date the shares are no longer subject to forfeiture. Once the common shares are no longer subject to a substantial risk of forfeiture or when the shares become transferable, if earlier, the recipient’s employer is also required to withhold tax on the amount of income recognized. The employer will also have the right to require the employee to remit such tax to the employer. The employer will receive a tax deduction equal to the amount of income recognized by the employee in respect of the restricted shares awarded.
      The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the shares and the fair market value of the shares on the date of the award, and the capital gain holding period commences on such date.
      When the recipient of an award of restricted shares sells the restricted shares, any gain or loss will be taxed as capital gain or loss (long-term or short-term, depending on how long the shares have been held).

      The foregoing is a only summary of the federal income tax consequences of awards under the 2005 Plan to officers and employees of the Company’s United States subsidiaries who are subject to U.S. federal income taxation. It is not a complete statement of all tax consequences. In particular, we have not discussed the income tax laws of any state or foreign country where a participant may reside or is taxable.
      Accounting Treatment of Restricted Share Awards. Under generally accepted accounting principles, the accounting for restricted shares is governed by Statement of Financial Accounting Standards (“SFAS”) 123R, which is effective for interim and annual reporting periods beginning after June 15, 2005. Under SFAS 123R, an award of restricted shares (referred to as “nonvested shares” in SFAS 123R) to an employee is measured at the full market value of the shares awarded, as if they were vested on the date of grant. This amount is then recognized as compensation and expensed over the period that the employee is required to provide service in exchange for the award, which may often be the vesting period. Under the 2005 Plan, unless otherwise determined by the Compensation Committee, the vesting period for restricted share awards made to officers and key employees shall be four years. If an award does not vest because the requisite service is not rendered, then any previously recognized compensation expense would be reversed and recognized as income.
PROPOSAL NO. 3
APPROVAL OF DECLARATION OF DIVIDEND
FOR THE SECOND CALENDAR QUARTER OF 2005
      Under the Luxembourg Companies Law and the Company’s Articles the Board of Directors has the authority, subject to certain restrictions, to declare “interim” dividends up to three times in any fiscal year; a fourth or “final” dividend may only be declared with the approval of the shareholders at the annual meeting. Both interim and “final” dividends can be paid out of earnings, retained and current, as well as paid-in surplus.
      On December 10, 2002, the Board of Directors of the Company resolved to commence the payment of quarterly dividends, subject to the Company’s ongoing ability to pay such dividends. Since the fourth calendar quarter of 2002, the Company has declared and paid to its shareholders regular quarterly dividends. For the fourth calendar quarter of 2004 and the first calendar quarter of 2005, the Company paid a quarterly dividend of five (5) cents per common share.
      At its regular meeting held March 17, 2005, the Board of Directors, after reviewing the financial condition of the Company, and subject to shareholder approval, resolved to declare and pay a dividend of six (6) cents per common share for the second calendar quarter of 2005, payable July 15, 2005 to shareholders of record as of the close of business on June 24, 2005. The dividend would be paid from the Company’s additional paid-in capital, determined on an unconsolidated basis. At December 31, 2004, the Company reported, on an unconsolidated basis, additional paid-in capital of $36,081,000.
      The resolutions to be submitted to the shareholders approving the declaration and payment of a dividend for the second calendar quarter of 2005 are as follows:

“RESOLVED, that a dividend of six (6) cents per common share for the second calendar quarter of 2005 be paid July 15, 2005 to shareholders of record as of the close of business on June 24, 2005; and

RESOLVED FURTHER, that the dividend be paid from the additional paid-in capital of the Company, determined on an unconsolidated basis.”
      We recommend that you vote FOR the approval of the declaration of a dividend of six (6) cents per common share for the second calendar quarter of 2005.
Vote Required
      Approval of the declaration of a dividend for the second calendar quarter of 2005 requires the approval of the holders of a majority of the common shares present in person or represented by proxy and voting at the annual meeting.
PROPOSAL NO. 4
EXTENSION OF GRANT OF AUTHORITY TO
BOARD OF DIRECTORS TO IMPLEMENT
COMMON SHARE REPURCHASE PROGRAM
      At the 2002 annual meeting of the shareholders of the Company, the shareholders granted to the Board of Directors the authority to adopt and implement from time to time a share repurchase program, subject to certain restrictions. A common share repurchase program can offer an additional source of liquidity for the shareholders of the Company and can provide the Company with an opportunity to acquire its common shares at attractive prices. At each of the 2003 and 2004 annual meetings, the shareholders authorized the Board to extend the common share repurchase program, which authority will currently expire on December 2, 2005. No share repurchases have been made by the Company since August 14, 2003, when the Company repurchased 100,000 of its outstanding common shares from a single shareholder in a privately-negotiated transaction, at a purchase price of $2.60 per share, or $260,000 in the aggregate. While the recent rise in the price of the Company’s common shares and the increase in the trading volume of the Company’s outstanding shares make share repurchases less attractive to the Company, the Board is seeking shareholder approval to implement a share repurchase program in the event that circumstances develop that would make repurchasing shares attractive.
      Under the Luxembourg Companies Law, shareholder approval is required for the Board of Directors to adopt and implement, from time to time, a share repurchase program. Accordingly, the Board of Directors is seeking approval from the shareholders for an extension of the Board’s authority to implement a common share repurchase program from December 2, 2005 until December 1, 2006.
      The resolution to be presented to the shareholders granting an extension of the Board’s authority to implement a common share repurchase program is as follows:

“RESOLVED, that the time period within which a common share repurchase program may be implemented by the Company under the authority and supervision of the Board of Directors be extended from December 2, 2005 to December 1, 2006.”
Description of Repurchase Program
      Repurchases of common shares under the common share repurchase program would be implemented in the open market, through block purchases, or through privately-negotiated transactions. All repurchases would be carried out in accordance with applicable securities laws, including the SEC’s Rule 10b-18. Open-market repurchases would be governed by Rule 10b-18. Privately-negotiated repurchases would be as negotiated between the Company and the selling shareholder, but the price of repurchase would not exceed the highest price at which the common shares of the Company have traded in the open market during the 90 days preceding the repurchase. No shares would be purchased from any officer or director of the Company or from a member of the immediate family of any officer or director of the Company. Repurchases would also be subject to the Luxembourg Companies Law, which, among other restrictions, limits repurchases to not more than 10% of the common shares of the Company issued and outstanding.
      Under Luxembourg law, a repurchase program must be implemented, if at all, within eighteen (18) months from the date of shareholder approval. All Company repurchases of common shares would be held by the Company in treasury, available for re-issuance upon approval by the Board of Directors of the Company and, if required by the rules of Nasdaq, by the shareholders of the Company.
      We recommend that you vote FOR approval of the extension of the authority of the Board of Directors of the Company to implement a common share repurchase program until December 1, 2006.
Vote Required
      Approval of the extension of the Board’s authority to implement a common share repurchase program requires the approval of the holders of a majority of the common shares present in person or represented by proxy and voting at the annual meeting.
PROPOSAL NOS. 5 & 6
APPOINTMENT OF DELOITTE S.A.
AS INDEPENDENT AUDITORS
AND FIDUCIAIRE PROBITAS S.à r.l. AS
LUXEMBOURG STATUTORY AUDITORS
      The Board of Directors has selected Deloitte S.A. (“Deloitte”) as the Company’s independent auditors for the fiscal year ending December 31, 2005, subject to shareholder approval. Deloitte has acted as the Company’s independent auditors for the last six years.
      Under the Luxembourg Companies Law we are required to provide to our shareholders and publish in Luxembourg both consolidated and unconsolidated financial statements. Deloitte served as auditors for both our consolidated and unconsolidated reports through 2003. With the passage of the Sarbanes-Oxley Act, Deloitte concluded that it should not serve as our Luxembourg statutory auditors (“Commissaire aux comptes”) for our unconsolidated accounts. Accordingly, we selected for 2004, and have again selected for 2005 Fiduciaire Probitas S.à r.l. (“Fiduciaire Probitas”), Luxembourg, as statutory auditors for our unconsolidated accounts, subject to shareholder approval. Deloitte and its affiliate Deloitte & Touche LLP will continue to audit the consolidated financial statements we include in our annual reports filed with the SEC. As Luxembourg statutory auditor, Fiduciaire Probitas does not audit the Company’s unconsolidated accounts, but provides an annual report confirming that the Company’s unconsolidated accounts agree with the accounting records and documents submitted to the firm by the Company.
      We recommend that you vote FOR the appointment of Deloitte as independent auditors for the Company for the year ending December 31, 2005, and the authorization of the Board of Directors to fix the compensation payable to the independent auditors.
      We further recommend that you vote FOR the appointment of Fiduciaire Probitas as Luxembourg statutory auditors for the unconsolidated accounts of the Company for the year ending December 31, 2005, and the authorization of the Board of Directors to fix the compensation payable to the statutory auditors.
      The Company’s two senior officers, its Chief Executive Officer and its President, will be present at the annual meeting and will be available to respond to appropriate questions from shareholders. Representatives of Deloitte and Fiduciaire Probitas are also expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire. The representatives will also be available to respond to appropriate questions from shareholders.
      Audit Fees. The aggregate fees charged by Deloitte and its affiliate, Deloitte & Touche LLP (collectively, “Deloitte & Touche”) for professional services required for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2004 and 2003 and the reviews of the interim financial statements included in the Company’s Forms 10-Q for 2004 and 2003 were $589,000 (2004) and $575,000 (2003).
      Audit-Related Fees. The aggregate audit related fees charged by Deloitte & Touche for the fiscal year ended December 31, 2004 was $72,000 (2003 — nil).
      Tax Fees. The aggregate fees charged by Deloitte & Touche for tax compliance, tax advice, and tax planning services for the fiscal years ended December 31, 2004 and 2003 were $71,000 (2004) and $110,000 (2003). The services rendered included tax advisory and tax preparation services.
      All Other Fees. No other services were provided to the Company by Deloitte & Touche for the fiscal years ended December 31, 2004 or 2003.
      Fiduciaire Probitas. The fee charged by Fiduciaire Probitas for its statutory auditing services required for its report on the Company’s unconsolidated financial statements for the fiscal year ended December 31, 2004 was €1,750 (at current exchange rates, approximately $2,250).
      As set forth in the Charter of the Audit Committee of the Board, the Audit Committee is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to certain permitted de minimis exceptions for non-audit services. A copy of the Audit Committee Charter is available at www.cronos.com.
PROPOSAL NOS. 7 - 10
PROPOSALS FOR SUBMISSION TO THE
SHAREHOLDERS UNDER LUXEMBOURG LAW
      The Board will submit to the shareholders at the annual meeting for their consideration and approval the following matters as required by the Luxembourg Companies Law:
      Proposal No. 7. A proposal to approve the Company’s consolidated and unconsolidated financial statements for the year ended December 31, 2004, and to approve the reports of the Company’s Board of Directors and independent and statutory auditors thereon.
      Proposal No. 8. A proposal to discharge the following individuals from the execution of their mandate as directors of the Company for the year ended December 31, 2004:

Dennis J. Tietz
Peter J. Younger
Maurice Taylor
Charles Tharp
S. Nicholas Walker
Robert M. Melzer
      Proposal No. 9. A proposal to discharge Fiduciaire Probitas from the execution of its mandate as Luxembourg statutory auditor (“Commissaire aux comptes”) of the Company for the year ended December 31, 2004.
      Proposal No. 10. A proposal to approve the allocation of the profit/loss reported by the Company for the year ended December 31, 2004.
      We recommend that you vote FOR approval of each of the foregoing proposals.

      We are transmitting to our shareholders of record with this Proxy Statement our 2004 annual report, which includes the consolidated financial statements of the Company and our auditors’ report thereon for the year ended December 31, 2004. We are also including the Company’s consolidated and unconsolidated financial statements, and directors’ and auditors’ reports thereon, for the year ended December 31, 2004, prepared in conformity with Luxembourg’s regulatory requirements. Shareholders may also download and print these and other materials by visiting the Company’s website at www.cronos.com, or by contacting our investor relations department as disclosed on page 4 of this Proxy Statement.
      If the shareholders approve the discharge of the directors of the Company from the execution of their mandate as directors, as set forth above, then, under Luxembourg law, none of these individuals could be held liable for his conduct as a director of the Company for 2004. A release of the directors from their mandate as directors for 2004 is valid only if the Company’s balance sheet at December 31, 2004 contains no omission or false information concealing the true condition of the Company, and, with regard to any act carried out which falls outside the scope of the Company’s Articles, only if such matter has been specifically disclosed at the meeting. The Board is not aware of any such ground for the invalidity of the discharges of directors requested herein. The discharge requested of Fiduciare Probitas from the execution of its mandate as Luxembourg statutory auditor of the Company for 2004 is similarly qualified.
CORPORATE GOVERNANCE
      Since the new management team, under the direction of the Chairman and Chief Executive Officer Dennis J. Tietz, assumed the management of the Company in April 1999, the Company has sought to strengthen its corporate governance. Measures adopted by the Company to achieve this objective have included the appointment of independent directors to constitute a majority of the members of its Board of Directors, the voluntary assumption of the full reporting obligations of a United States domestic issuer under the Securities Exchange Act of 1934, and the appointment of Audit, Compensation, Special Litigation, and Transaction Committees of the Board, comprised entirely of independent directors.
Independent Directors

•	At its regularly scheduled meeting held March 17, 2005, the Board determined that four of six members of the Board (Messrs. Taylor, Tharp, Walker, and Melzer) qualify as “independent” directors within the meaning of Nasdaq Stock Market Rule 4200. The Board determined that none of these individuals has a relationship with the Company that would interfere with the exercise of independent judgment in carrying out his responsibilities as director. In making this determination, the Board took into account, with respect to Director Walker, that Director Walker and affiliated companies own approximately 13% of the outstanding common shares of the Company. See “Security Ownership of Certain Beneficial Owners and Management” below.

•	The Board of Directors at each regularly scheduled Board meeting meets in executive session, without management present.
Audit Committee

•	The Audit Committee has established policies that are consistent with the corporate reform requirements for auditor independence.

•	Audit Committee members meet the applicable tests for independence from Company management and requirements for financial literacy.

•	The Board of Directors has determined that the Chair of the Audit Committee qualifies as an audit committee financial expert.

•	Deloitte, our independent auditors, report directly to the Audit Committee.

•	Complaint procedures have been established to enable confidential and anonymous reporting to the Audit Committee by all directors, officers, and employees.

•	The internal audit function of the Company reports its status and findings to the Audit Committee.

•	An annual report is prepared by the Audit Committee, and included in the Company’s annual proxy statements.
Compensation Committee

•	The members of the Compensation Committee meet the applicable tests for independence as defined by the Nasdaq Stock Market.

•	The Compensation Committee works to retain, encourage, and reward the efforts of key officers and employees of the Company.

•	The Compensation Committee determines, subject to the terms of their employment agreements, the compensation of the Chief Executive Officer and the President.

•	The Compensation Committee establishes and supervises the compensation policies for the other executive officers of the Company.

•	The Compensation Committee has supervised the design and preparation of the 2005 Equity Incentive Plan, to be presented to the shareholders for their consideration and approval at the 2005 annual meeting.

•	An annual report on executive compensation is prepared by the Compensation Committee, and included in the Company’s annual proxy statements.
Code of Ethics and Policy on Conflicts of Interest

•	The Company has adopted a Code of Ethics, available on the Company’s website at www.cronos.com, that applies to all directors, officers and employees of the Company.

•	The Company has adopted a policy on conflicts of interest, available on the Company’s website at www.cronos.com, that applies to the directors, officers, and senior employees of the Company and its subsidiaries, and to 5% or greater shareholders of the Company.
Nomination of Directors

•	In March 2004 the Board adopted policies with respect to the process for nominating directors and addressing communications between our shareholders and the Company, including the Board of Directors. The policy statement is available at www.cronos.com. The policies are designed to comply with the 2003 corporate governance amendments adopted by the Nasdaq Stock Market and the revised disclosure rules of the SEC. The policies may be modified from time to time by the Board.

•	All nominees for director recommended for election by the Board to our shareholders shall be selected by a majority of the independent directors of the Board, for and on behalf of the full Board, after consultation with our non-independent directors.

•	The Board considers candidates recommended by management, current members of the Board, professional search firms, shareholders, and other persons.

•	The Board does not alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a shareholder or otherwise. The Board will, however, more closely examine the qualifications and background of a candidate who it does not know or has not worked with than the qualifications and background of a candidate that it does know and has worked with.

•	Candidates for service as a director of the Company should possess the qualities of confidence, experience, diligence, collegiality, and independent judgment. Experience in the container leasing, shipping, or transportation businesses is desirable, but not necessary. Candidates should have sufficient time to carry out their duties and to provide insight and practical wisdom, based on their experience. Their service on other boards of directors should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director should represent the interests of all shareholders.

•	In evaluating potential candidates for service on the Board, the Board shall assess candidates in the context of the current make-up of the Board. The Board’s assessment will include issues of diversity in numerous factors; an understanding of and experience in the container leasing, shipping, or transportation industry; and an understanding of and experience in international business. These factors, and others as considered useful by the Board, shall be reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time.

•	The Board, acting upon the recommendation of a majority of its independent directors, may retain such outside advisors, including search firms, as the independent directors deem necessary or appropriate to assist them in screening candidates for service on the Board. The terms of any such engagement are to be determined by the independent directors.

•	Shareholder recommendations for membership on the Board should be communicated to the Company, and include the information and consent of the recommended nominee, as instructed under “General Information About Voting — How do I recommend individuals for membership on the Board of Directors?,” herein, and must be received on or before December 31, 2005 for consideration in anticipation of the 2006 annual meeting of shareholders.

Shareholder Communications

•	Shareholders may communicate directly with the members of the Board of Directors, including the independent members thereof.

•	Shareholder communications should be addressed to the Vice President/ Investor Relations of Cronos Capital Corp., an affiliate of the Company, at One Front Street, Suite 925, San Francisco, California 94111, or by email to ir@cronos.com.

•	All communications directed to the Board of Directors or its independent members shall be forwarded by the Vice President/ Investor Relations to the appropriate individual(s).

•	The policies of the Board of Directors with respect to shareholder communications are available at www.cronos.com.

COMMITTEES OF THE BOARD OF DIRECTORS
      The Board has established Audit, Compensation, Special Litigation, and Transaction Committees. No director attended fewer than 75% of the aggregate number of meetings of the Board and of the committee(s) on which he served while he was in office in 2004.
      The Company has traditionally followed the policy of scheduling a regular meeting of the Board for the day before the annual meeting of shareholders, and therefore the Company expects that all members of the Board will attend the annual meeting. Where a regularly-scheduled meeting of the Board is not planned around the annual meeting, then members of the Board are encouraged, but are not expected, to attend the annual meeting. All members of the Board attended the 2004 annual meeting of shareholders.

Name of Committee		Meetings
and Members	Functions of the Committee	in 2004

Audit Committee Robert M. Melzer (Chair) Maurice Taylor S. Nicholas Walker	• Oversees all material aspects of the Company’s reporting, control and audit functions; • Provides general oversight of the Company’s financial reporting; • Reviews the results and scope of the audit and other services provided by Deloitte & Touche, the Company’s independent auditors; • Appoints, retains and oversees the Company’s independent auditors; and • Reviews and authorizes related-party transactions.	5

Compensation Committee Charles Tharp (Chair) S. Nicholas Walker Maurice Taylor	• Establishes and oversees the compensation and benefit plans for the officers, key employees, and independent directors of the Company.	7

Special Litigation Committee Maurice Taylor (Chair) S. Nicholas Walker Robert M. Melzer	• Supervises the material legal proceedings in which the Company is involved.	4

Transaction Committee S. Nicholas Walker (Chair) Maurice Taylor Charles Tharp Robert M. Melzer	• Supervises the efforts of the Board, working in conjunction with counsel and the Company’s financial advisors, to pursue strategic alternatives to enhance shareholder value; and • Oversees discussions between the Company and interested parties.	3

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
      The following table sets forth certain information concerning the cash and non-cash compensation received for services rendered for the fiscal years ended December 31, 2004, 2003 and 2002 by (i) the Company’s Chief Executive Officer, and (ii) the four most highly compensated executive officers of the Company (other than the Chief Executive Officer) as of December 31, 2004.
SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
					Awards
	Annual Compensation
					Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Comp.($)	Options/SARs(#)	Comp.(1)

Dennis J. Tietz(2)	2004	396,700	238,000	92,786	—	12,000
Chief Executive Officer	2003	325,402	155,231	121,909	—	10,500
and Chairman of the Board	2002	312,750	62,550	123,701	—	9,000
Peter J. Younger	2004	380,250	228,150	16,330	—	9,750
President, Chief Operating	2003	324,176	148,796	4,509	—	9,000
Officer and Director	2002	293,800	58,760	19,994	—	—
John M. Foy	2004	254,804	65,000	12,749	—	12,000
Senior Vice President	2003	227,000	50,000	12,923	—	10,500
	2002	205,462	22,500	8,532	—	9,000
Nico Sciacovelli	2004	274,950	60,000	26,303	—	—
Senior Vice President	2003	223,752	50,000	26,177	—	—
	2002	183,154	22,500	17,864	—	—
John C. Kirby	2004	282,294	65,000	2,654	—	8,761
Senior Vice President	2003	224,961	50,000	4,910	—	6,405
	2002	177,856	22,500	25,777	—	5,243

(1)	This column represents retirement plan contributions made by the Company on behalf of the named officer.

(2)	The amount reported under Other Annual Comp. for Mr. Tietz in 2004, 2003 and 2002 includes $74,599, $88,029 and $89,689, respectively, representing his share of fees and distributions payable to Cronos Capital Corp. (“CCC”), an indirect subsidiary of the Company, as general partner of the U.S. limited partnerships managed by CCC.
AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
	Shares		Options/SARs At		Options/SARs at
	Acquired	Value	Fiscal Year-End(#)		Fiscal Year-End($)
	On Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Dennis J. Tietz	—	—	300,000	—	$1,783,500	—
Peter J. Younger	—	—	200,000	—	$1,189,000	—
John M. Foy	—	—	91,250	3,750	$466,856	$20,419
Nico Sciacovelli	—	—	91,250	3,750	$466,856	$20,419
John C. Kirby	—	—	91,250	3,750	$466,856	$20,419

EQUITY COMPENSATION PLAN INFORMATION
      The following table provides information, as of December 31, 2004, concerning our common shares that may be issued upon exercise of options, or settlement of stock units, granted to our officers, employees, and independent directors under our existing equity compensation plans, including the Company’s 1999 Stock Option Plan, the Non-Employee Directors’ Equity Plan, and individual compensation plans. Both the 1999 Stock Option Plan and Non-Employee Directors’ Equity Plan had been fully implemented; no further grants of options or stock units may be made thereunder.

	(a)
	Number of Common
	Shares to be Issued		(b)	(c)
	Upon Exercise/		Weighted-Average	Number of Securities
	Conversion of		Exercise/Conversion	Remaining Available
	Outstanding Options,		Price of Outstanding	for Issuance under
	Stock Units, and		Options, Stock Units,	Equity Compensation
Plan Category	Warrants(1)		and Warrants (1)(2)	Plans(3)

Equity Compensation Plans Approved by Shareholders	760,229	(4)	$4.34	0
Equity Compensation Plans Not Approved by Shareholders	700,000	(5)(6)(7)	$4.39	0

Total:	1,460,229			0

(1)	Includes outstanding stock appreciation rights on “share units,” which are described in note (6) below.

(2)	Under the Company’s Non-Employee Directors’ Equity Plan (the “Equity Plan”), participating non-employee directors could elect to convert their cash compensation, as director, into “director’s stock units.” The number of director’s stock units received by a director under the Equity Plan equals the cash compensation he elected to receive in the form of director’s stock units, multiplied by 125%, with the resultant product divided by the average of the fair market value of a share of the Company’s common shares, determined for the 20 trading days immediately preceding the date that the cash compensation would otherwise have been payable to the director. Column (a) includes the number of common shares into which electing directors’ stock units are convertible, and column (b) includes the weighted-average price of the common shares awarded to participating directors at the time of grant of their director’s stock units.

(3)	Excluding common shares reflected in column (a).

(4)	Includes options to purchase 495,000 common shares granted under the Company’s 1999 Stock Option Plan and 274,998 shares reserved for issuance upon exercise of director’s options and the settlement of director’s stock units granted under the Company’s Non-Employee Directors’ Equity Plan.

(5)	Includes 300,000 common shares reserved for issuance upon exercise of an option granted to Dennis J. Tietz in December 1998 upon his appointment as the Chief Executive Officer of the Company. The option vested upon grant. The exercise price of the shares subject to the option is $4.375 per share, the closing price of the common shares of the Company on December 11, 1998, the date of the grant. The term of the option is ten years, and may be exercised, in whole or in part, at any time from the date of grant. As of December 31, 2004, the option had not been exercised.

(6)	Includes stock appreciation rights (“SARs”) on 200,000 “share units” granted to Peter J. Younger, the President and Chief Operating Officer of the Company, on October 13, 1999. A “share unit” is defined as the equivalent of one common share of the Company. The share units are redeemable only for cash, not for common shares of the Company. The share units were granted to Mr. Younger at a grant price of $4.375 per share unit, the equivalent exercise price of the common shares subject to the option granted to Mr. Tietz, described in note (5) above. The share units expire if not exercised on December 10, 2009. The grant of share units to Mr. Younger does not entitle him to exercise any rights as a shareholder of the Company. As of December 31, 2004, the share units had not been redeemed.

(7)	Include shares reserved for issuance upon exercise of warrants issued by the Company to two of its lenders in August 1999 to purchase 200,000 common shares of the Company (100,000 common shares to each lender). As of December 31, 2004, the warrants had not been exercised. Effective February 4, 2005, the warrants to purchase all 200,000 common shares were cancelled in connection with a restructuring of the indebtedness of a subsidiary of the Company.

A.     Compensation of Directors
      Cash Compensation. For the year 2004, the Company paid each of its independent directors a $25,000 annual fee, $3,000 per Board meeting attended in person ($1,000 for each Board meeting attended via telephone conference facility), and an additional $1,500 per calendar quarter for serving on a committee of the Board (but in no event is payment made for serving on more than two committees of the Board). At its meeting held March 17, 2005, the Board authorized the payment of an additional $10,000 annual fee to the Chair of the Board’s Audit Committee. Directors are also reimbursed for the expenses they incur in attending the meetings of the Board and committees thereof.
      Non-Employee Directors’ Equity Plan. At the 2000 annual meeting of shareholders, held January 10, 2001, the shareholders approved the Company’s Non-Employee Directors’ Equity Plan (the “Directors’ Equity Plan” or “Plan”). Our non-employee directors participated in the Directors’ Equity Plan in two ways, through the receipt of nonqualified stock options (“director’s options”) to acquire common shares of the Company, and by electing, in their discretion, to receive, in lieu of all or a portion of the cash compensation otherwise payable to them, an award of director’s stock units.
      The shareholders approved the reservation of 275,000 common shares for issuance upon exercise of director’s options and the settlement of director’s stock units under the Directors’ Equity Plan. The Directors’ Equity Plan expired on June 5, 2003, at the close of the 2003 annual shareholders meeting. As of June 5, 2003, 274,998 of the 275,000 common shares reserved for issuance under the terms of the Directors’ Equity Plan had been reserved for issuance upon exercise of director’s options and settlement of director’s stock units granted through that date to our independent directors.

B.	Employment Agreements
      Dennis J. Tietz. Under the 2001 Amended and Restated Employment Agreement, dated as of November 8, 2001, as amended as of April 1, 2004 (the “Agreement”), between the Company and Mr. Tietz, the term of his employment is for a perpetual two-year term, but is terminable at any time by the Company, upon no more than thirty (30) days’ advance notice. Mr. Tietz is paid a base salary and is entitled an annual bonus in an amount of up 50% of his annual base salary. For 2004, Mr. Tietz was paid an annual base salary of $396,700. Mr. Tietz is entitled to annual increases in his base salary, to be determined in the discretion of the Board, but not less than the increase in the U.S. Consumer Price Index. Mr. Tietz’s bonus is calculated on the basis of performance goals established by the Compensation Committee. In addition, Mr. Tietz is entitled to receive a lump-sum cash bonus upon the attainment of certain targets in the event of any change in control of the Company.
      Mr. Tietz is also entitled to three percent of the fees and distributions payable by the U.S. limited partnerships sponsored by the Company to Cronos Capital Corp., an indirect subsidiary of the Company and the general partner of the U.S. limited partnerships, for the life of the partnerships. The Agreement provides for Mr. Tietz to be nominated to the Company’s Board of Directors and nominated to serve as Chairman of the Board for the term of his Agreement.
      Mr. Tietz’s Agreement provides for a severance payment to him upon his termination without cause, upon his termination of the Agreement for good reason, or upon his resignation, with or without good reason, within the thirty-day period commencing one (1) year following an equity change in control of the Company. Mr. Tietz’s severance payment includes the payment of a lump sum equal to his then-current annual base salary and his then-current annual performance bonus target or, if not yet established, his most recent annual bonus payment as well as a lump sum that represents a pro-rated annual bonus for the year of termination. Mr. Tietz’s severance benefits also include health insurance benefits. In addition, if Mr. Tietz agrees not to solicit or interfere with any relationship between the Company and any customer, supplier, investor, or limited partner of the Company or its affiliates for a period of 24 months following his last day of active service, and agrees not to solicit any existing employee of the Company to accept any position with any other company that currently engages in business with the Company, then Mr. Tietz shall be entitled to receive an additional lump sum payment equal to his then-current annual base salary and his then-current annual performance bonus target or, if not yet established, his most recent annual bonus payment.
      Peter J. Younger. Under the 2001 Amended and Restated Employment Agreement, dated as of December 1, 2001, as amended as of October 1, 2003 (the “Agreement”), between the Company and Mr. Younger, the term of his employment is for a perpetual two-year term, but is terminable at any time by the Company upon no more than thirty (30) days’ advance notice.
      Mr. Younger’s Agreement generally contains the same terms and provisions as set forth in Mr. Tietz’ Agreement, subject to the following material differences. Mr. Younger is entitled to an annual base salary, subject to increases, determined in the discretion of the Board, but not less than the increase in the U.S. Consumer Price Index. For 2004, Mr. Younger was paid a base salary of $380,250. Mr. Younger also is eligible to receive a bonus in an amount of up to 50% of his base salary, calculated on the basis of the achievement of performance goals established by the Compensation Committee. Mr. Younger is also entitled to a transaction bonus upon the attainment of certain targets in the event of any change in control of the Company.
      John M. Foy. A subsidiary of the Company (the “Employer”) and Mr. Foy entered into an Employment Agreement, effective April 1, 1999. The Employment Agreement has been periodically extended, most recently on March 11, 2005 to a term ending November 30, 2006 (the Employment Agreement, as amended, is referred to below as the “Agreement”).
      The Employer may not cancel Mr. Foy’s Agreement prior to its expiration except for illness or other incapacity that continues for a period of more than six months or the non-performance of or willful misconduct by Mr. Foy in the performance of his duties. The Employer pays Mr. Foy a base salary ($254,804 for 2004), which may be increased in the discretion of the Employer. Mr. Foy is entitled to bonus compensation at such times, and in such amounts, as the Employer may determine. Under his Agreement, if Mr. Foy is terminated without cause, he is entitled to severance in an amount equal to the greater of the salary payable to him for the balance of the term of his Agreement or his monthly salary times the number of years (not to exceed 24) that he has worked for the Employer (or any other affiliate of the Company). No severance is payable if Mr. Foy is terminated with cause or voluntarily terminates his employment. If Mr. Foy is entitled to severance benefits under the Agreement, then he is also entitled to continued health insurance benefits for up to two years. Mr. Foy holds options granted under the Company’s 1999 Stock Option Plan (the “Stock Option Plan”) to purchase an aggregate of 95,000 common shares of the Company.
      Nico Sciacovelli. A subsidiary of the Company (the “Employer”) and Mr. Sciacovelli entered into an Employment Agreement, dated December 1, 1999. The Employment Agreement has been periodically extended, currently to a term ending November 30, 2005 (the Employment Agreement, as amended, is referred to below as the “Agreement”).
      Under the terms of his employment, Mr. Sciacovelli is entitled to a base salary ($274,950 for 2004), which may be increased in the discretion of the Employer. Mr. Sciacovelli is entitled to bonus compensation at such times, and in such amounts, as the Employer may determine. Mr. Sciacovelli receives additional benefits, including the use of an automobile of the Company. Mr. Sciacovelli’s employment may be terminated by either party serving not less than three months written notice. Mr. Sciacovelli holds options under the Stock Option Plan to purchase an aggregate of 95,000 common shares of the Company.
      John C. Kirby. A subsidiary of the Company (the “Employer”) and Mr. Kirby entered into an Employment Agreement, effective April 1, 1999. The Employment Agreement has been periodically extended, currently to a term ending November 30, 2005 (the Employment Agreement, as amended, is referred to below as the “Agreement”).
      Employer may not cancel the Agreement prior to its expiration except for illness or other incapacity that continues for a period of more than six months or the non-performance of or willful misconduct by Mr. Kirby in the performance of his duties. The Employer pays Mr. Kirby a base salary ($282,294 for 2004), which may be increased in the discretion of the Employer. Mr. Kirby is entitled to bonus compensation at such times, and in such amounts, as the Employer may determine. Under his Agreement, if Mr. Kirby is terminated without cause, he is entitled to severance in an amount equal to the greater of the salary payable to him for the balance of the term of his Agreement or his monthly salary times the number of years (not to exceed 24) that he has worked for the Employer (or any other affiliate of the Company). No severance is payable if Mr. Kirby is terminated with cause or voluntarily terminates his employment. Mr. Kirby holds options under the Stock Option Plan to acquire an aggregate of 95,000 common shares of the Company.

      The following Audit Committee Report and Compensation Committee Report on Executive Compensation and the performance graph on page 30 do not constitute soliciting materials and are not considered to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference herein.
AUDIT COMMITTEE REPORT
      The Audit Committee of the Company’s Board of Directors is composed of three independent directors, Robert M. Melzer, its Chair, and Maurice Taylor and S. Nicholas Walker. The Audit Committee is governed by its Charter, which was last amended in March 2003. A copy of the amended Charter was attached to the Company’s proxy statement for its 2003 annual meeting of shareholders, and is available at www.cronos.com/charter.pdf.
      Management is responsible for the Company’s internal controls. The Company’s independent accountants, Deloitte & Touche, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with U.S. generally accepted auditing standards and issuing a report thereon. In this context, we have met and held discussions with management. Management has represented to us that the Company’s consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles. We have also reviewed and discussed the consolidated financial statements and related disclosures with Deloitte & Touche, including, among other things, the significant management judgments underlying the financial statements and disclosures.
      We discussed with Deloitte & Touche matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Deloitte & Touche also provided us the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with Deloitte & Touche their independence. We have considered whether the provision by Deloitte & Touche of services not related to the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2004, and the reviews of the interim financial statements included in the Company’s Forms 10-Q for 2004 are compatible with maintaining their independence and we have determined that the provision of such services has not adversely affected the independence of Deloitte & Touche.
      Based upon our discussion with management and Deloitte & Touche and our review of the representations of management and the report of Deloitte & Touche to us, we recommended to the Board of Directors of the Company, and the Board approved, the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC.
      Under the Committee’s amended and restated Charter, one of our responsibilities is to retain (subject to shareholder ratification) the Company’s independent accountants. We have recommended to the shareholders that Deloitte S.A. be retained as the Company’s independent accountants for 2005. We have also recommended to the shareholders that, for purposes of reviewing the Company’s unconsolidated accounts, Fiduciare Probitas S.à. r.l., Luxembourg, be retained as the Company’s statutory auditor (“Commissaire aux comptes”).

      Besides our traditional responsibilities, management reports to us regarding the design and implementation of disclosure controls and procedures and internal controls over financial reporting in response to the passage of the Sarbanes-Oxley Act in 2002. Management anticipates being in a position to comply with the certification and attestation requirements of Section 404 of the Sarbanes Oxley Act for its fiscal year ending December 31, 2005. Among other steps we have taken in response to the Sarbanes Oxley Act, we have revised our Charter and have adopted complaint procedures. In addition, the undersigned Chair of the Committee has been designated by the full Board of Directors of the Company as an audit committee financial expert.

Respectfully submitted,

Robert M. Melzer, Chair
Maurice Taylor
S. Nicholas Walker

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION
      The Company’s executive compensation is overseen by the Compensation Committee of the Board of Directors (the “Committee”). The Committee is composed of three independent directors, Charles Tharp, its Chairman, and Maurice Taylor and S. Nicholas Walker. The Committee is responsible for approving and supervising the compensation payable to the two senior officers of the Company, Messrs. Tietz and Younger, and for approving and supervising the compensation policies for the other executive officers of the Company. The Committee’s objective is to design and implement an overall compensation program that will attract, retain, and reward key employees, and align, insofar as is possible, the interests of key employees with the interests of the Company’s shareholders.
Compensation Policies Followed in 2004
      Since the new executive team assumed the management of the Company in April of 1999, with the support of the new Board, the objectives of the Committee have been to retain the key executives of the Company to enable the Company to confront the challenges it met after the turmoil created by the activities of a former chairman of the Board of Directors of the Company, to provide incentives for, and to reward, efforts by the key officers and employees of the Company to optimize earnings, to align the interests of the officers and employees of the Company with the Company’s shareholders, and to provide incentives to senior management to support the efforts of the Transaction Committee of the Board in its efforts to enhance shareholder value.
      The Company takes a market-oriented approach to compensation, observing trends in compensation in the container-leasing industry, as well as in public companies in related industries, to ascertain the level of compensation for skilled professionals in the container leasing and related industries. The Committee has utilized broad market survey data, as well as customized data compiled for it by its independent compensation consultant. The Committee’s objective is to adopt compensation policies to attract and retain skilled container leasing professionals.
      In designing and proposing to the Company’s shareholders the 2005 Equity Incentive Plan (Proposal No. 2 in this Proxy Statement), the Committee has taken note of regulatory and market developments with respect to the granting of stock options. The 2005 Equity Incentive plan would make use of restricted shares in providing equity incentives to the Company’s officers, employees, and independent directors. The Plan will also permit independent directors to substitute cash compensation for share units. The Committee believes that the Plan reflects current equity compensation planning and will further align the interests of the Company’s officers, key employees, and independent directors with the interests of the Company’s shareholders.
      The Committee, at its meeting held November 12, 2004, granted one-year extensions of the terms of employment of the senior officers of the Company whose employment agreements were due to expire on November 30, 2005. (The Chairman and Chief Executive Officer and the President and Chief Operating Officer of the Company, Messrs. Tietz and Younger, respectively, have employment agreements with automatically renewable two-year terms, as described under “Compensation of Executive Officers and Directors — Employment Agreements” herein). At the same time, the Committee approved the payment of severance benefits to the senior officers in the event they are terminated without cause.
      The Committee oversees the annual bonus programs adopted by the Company for its officers and employees. Under the plan for executive officers and key employees (other than Messrs. Tietz and Younger), participants are entitled to discretionary bonuses targeted from 15% to 30% of their base salaries. Bonuses are awarded based upon achieving targeted pre-tax earnings from operations, other Company performance objectives, individual objectives set for the participants by senior management, and, as to the aggregate amount of cash available for bonuses to participants, upon other factors as determined in the discretion of the Committee.

2004 Compensation of Chief Executive Officer and President and Chief Operating Officer
      The compensation payable by the Company to Mr. Tietz, the Chairman and Chief Executive Officer of the Company, and to Mr. Younger, the President and Chief Operating Officer of the Company, is set forth in their Employment Agreements, described under “Compensation of Executive Officers and Directors — Employment Agreements” herein. For 2004, both senior officers were paid a base salary and were eligible to receive an award of a discretionary bonus targeted at 50% of their base salary, with the final amount to be determined in the discretion of the Committee.
      At the first regularly-scheduled meeting of the Board of Directors each year, typically in March, the Compensation Committee reviews officer performance for the prior year, determines the level of bonuses for officers in respect of the prior year’s results, and sets the performance targets for management for the coming year.
      For 2004, the Committee established performance objectives for the award of bonuses to Messrs. Tietz and Younger, which included a targeted levels of the following factors: earnings per share from operations, common share price and per share book value targets, free cash flow, and capital expenditures; expansion of the Company’s shareholder base; progress in establishing and implementing internal controls over financial reporting; and other objectives.
      On March 17, 2005, the Committee reviewed the Company’s overall results and management’s success in achieving (and, in several instances, exceeding) the performance objectives established by the Committee for 2004, and awarded a bonus of $238,000 to Mr. Tietz and $228,150 to Mr. Younger.

Respectfully submitted,

Charles Tharp, Chairman
Maurice Taylor
S. Nicholas Walker

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION
      The members of the Compensation Committee, Charles Tharp, Chairman, and Maurice Taylor and S. Nicholas Walker, are independent directors and do not have compensation committee interlocks within the meaning of Item 402(j) of the SEC’s Regulation S-K.
PERFORMANCE GRAPH
      The graph below compares cumulative shareholder returns for the Company as compared with the S&P 500 Stock Index (“S&P 500”) and the Dow Jones Transportation Index (“Dow Transportation Index”) for the five years ended December 31, 2004. The graph assumes the investment of $100 at the end of 1999 and the investment of all dividends.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG THE CRONOS GROUP, THE S&P 500 INDEX
AND THE DOW JONES US TRANSPORTATION AVERAGE INDEX

	12/99	12/00	12/01	12/02	12/03	12/04

THE CRONOS GROUP	100.00	92.50	100.00	75.13	103.51	215.65
S&P 500	100.00	90.89	80.09	62.39	80.29	89.02
DOW TRANSPORTATION INDEX	100.00	100.40	91.06	80.61	106.28	135.75

*	$100 INVESTED ON 12/31/99 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDED DECEMBER 31.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      As of April 1, 2005, there were 7,286,602 common shares of the Company, $2 par value, issued and outstanding. The following table sets forth certain information with respect to the beneficial ownership of the Company’s common shares as of April 1, 2005, by:

•	Each person who we know beneficially owns more than 5% of our common shares;

•	Each director;

•	Each executive officer or officer named in the Summary Compensation Table on page 21; and

•	The directors and named executive officers and officers of the Company as a group.
      Unless otherwise indicated, each of the persons listed in the table has sole voting and investment power with respect to the shares shown.

	Number of		Percent of
	Shares	Right to	Shares
Name	Owned(1)	Acquire(2)	Outstanding

Blavin Parties(3)	1,529,136	0	21.0%
Steel Partners II, L.P.(4)	1,440,971	0	19.8%
Waveland Parties(5)	1,061,100	0	14.6%
S. Nicholas Walker(6)(7)(8)(9)	922,281	63,070	13.4%
Dennis J. Tietz(10)	27,045	300,000	4.3%
Peter J. Younger	3,950	0	*
Robert M. Melzer(6)(11)	35,000	76,581	1.5%
Maurice Taylor(6)(7)	53,511	63,070	1.6%
Charles Tharp(6)	100	45,083	*
John M. Foy(12)	0	95,000	1.3%
John C. Kirby(12)	0	95,000	1.3%
Nico Sciacovelli(12)	0	95,000	1.3%
All directors and executive officers as a group (9 persons)(13)	1,041,887	832,804	23.1%

(1)	Includes common shares held beneficially by spouses, minor children or grandchildren and excludes shares that may be acquired under options, warrants or rights.

(2)	Consists of all options, warrants or rights under which persons could acquire common shares currently and within 60 days following April 1, 2005. Any securities not outstanding which are subject to such options, warrants or rights shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(3)	According to the Schedule 13D, dated September 24, 1999, of Blavin & Company, Inc., the general partner of PWB Value Partners, L.P. (“PWB”) and Paul W. Blavin, as principal for Blavin & Company, Inc., as well as the Form 3, dated November 24, 2003, as amended November 25, 2003, of Preservation of Capital Management LLC (“PCM”), the general partner of PWB and of PWB Value Partners II, L.P. (“PWB II”), these shares are held of record by PWB, PWB II and advisory clients of Blavin & Company, Inc. Blavin & Company, Inc. is located at 7025 North Scottsdale Road, Suite 230, Scottsdale, Arizona, 85253. Mr. Blavin’s business address is 7025 North Scottsdale Road, Suite 230, Scottsdale, Arizona, 85253. PCM and Mr. Blavin, as a member of PCM, disclaim all beneficial ownership of any shares of Cronos owned by PWB or PWB II.

(4)	According to Amendment No. 5 to their Schedule 13D, dated July 1, 2004, as well as the Form 4, dated February 17, 2004, of Steel Partners II, L.P., Steel Partners, L.L.C. and Warren G. Lichtenstein, as Chairman of the Board, Chief Executive Officer, Secretary and Managing Member of Steel Partners, L.L.C., the general partner of Steel Partners II, L.P., these shares are held of record by Steel

Partners II, L.P. The principal business address of Steel Partners II, L.P., Steel Partners, L.L.C. and Mr. Lichtenstein is 590 Madison Avenue, 32nd Floor, New York, New York 10022.

(5)	According to Amendment No. 4 to their Schedule 13D, dated February 24, 2003, the Waveland parties collectively hold 1,061,100 shares. Waveland Partners, L.P., Waveland Capital Management, L.P. and Clincher Capital Corporation beneficially own 673,909 shares (consisting of 554,312 shares held by Waveland Partners, L.P. plus 119,597 shares held by Waveland International Ltd.). Waveland Partners, Ltd. and Waveland Capital Management, LLC beneficially own 506,788 shares (consisting of 387,191 shares held by Waveland Partners, Ltd. plus 119,597 shares held by Waveland International Ltd.). Waveland International, Ltd. beneficially owns 119,597 shares. The address for all of these entities is 227 West Monroe, Suite 4800 Chicago, Illinois 60606.

(6)	Each of Messrs. Taylor, Tharp, Walker, and Melzer has the right to acquire 15,000 common shares by exercising outstanding vested options on or before October 12, 2009, an additional 15,000 common shares by exercising outstanding vested options on or before January 9, 2011, an additional 15,000 common shares by exercising outstanding vested options on or before January 9, 2012, and an additional 83 common shares by exercising outstanding options on or before the date of the annual shareholder meeting in 2013.

(7)	Includes 17,987 common shares issuable through April 1, 2005, upon the settlement of director’s stock units granted to each of Messrs. Taylor and Walker.

(8)	Includes 872,070 common shares owned directly by The Lion Fund Limited, a Cayman Islands exempted company (“LFL”) and owned indirectly by Mr. Walker and by York Stockbrokers Corp. (“YSC”). LFL is managed by York Asset Management Limited (“YAML”). Mr. Walker is the Managing Director of YAML. Mr. Walker is also a potential beneficiary of two trusts which collectively own 11.5% of the outstanding capital stock of LFL. Other than for his beneficial interest in said trust, Mr. Walker disclaims beneficial ownership of the common shares of the Company owned by LFL except to the extent of his pecuniary interest in LFL by reason of his position as Managing Director of YAML. YSC and LFL are affiliated. Accordingly, YSC may be deemed a member of a group that owns more than 10% of the outstanding shares of the Company. YSC disclaims any beneficial interest in the common shares of the Company beneficially owned by LFL.

(9)	Includes 36,600 common shares of the Company owned directly by York Lion Fund, L.P., a Delaware limited partnership (“York Lion Fund”) and owned indirectly by Mr. Walker. The general partner of York Lion Fund is York GP, Ltd., a Cayman Islands exempted company (“York GP”). Mr. Walker is the Managing Director of York GP. Mr. Walker disclaims beneficial ownership of the common shares owned by York Lion Fund except to the extent of his pecuniary interest in York Lion Fund by reason of his position as Managing Director of York GP.

(10)	Mr. Tietz may purchase 300,000 common shares by exercising outstanding options on or before December 10, 2008.

(11)	Includes 31,498 common shares issuable through April 1, 2005 upon the settlement of director’s stock units granted to Mr. Melzer.

(12)	Messrs. Foy, Sciacovelli, and Kirby may each purchase 80,000 shares by exercising outstanding options on or before February 3, 2010, and an additional 15,000 shares by exercising outstanding options on or before January 8, 2011.

(13)	Represents, as of April 1, 2005, stock options exercisable for, or stock units to be settled for, 832,804 common shares.

*	Less than one (1) percent.
Section 16(a) Beneficial Ownership Reporting Compliance
      The Company’s directors and executive officers, and beneficial owners of more than ten percent of the Company’s common shares, must file reports with the SEC indicating the number of the Company’s common shares they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to the Company. Based on its review of the copies of beneficial ownership reports received by it, we believe that, during the fiscal year ended December 31, 2004, all filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with.
OTHER MATTERS
      The proxyholders are authorized to vote, in their discretion, upon any other business that comes before the annual meeting and any adjournment of the meeting. The Board knows of no other matters which will be presented to the meeting.
OTHER INFORMATION
      Shareholders are invited to visit the Company’s internet website at www.cronos.com for real-time information throughout the year about the Company and for links to SEC filings of the Company.

By Order of the Board of Directors,

Dennis J. Tietz
Chairman of the Board and
Chief Executive Officer
Luxembourg
                    , 2005

Appendix A
2005 Equity Incentive Plan

THE CRONOS GROUP
2005 EQUITY INCENTIVE PLAN

i

THE CRONOS GROUP
2005 EQUITY INCENTIVE PLAN

1.	ESTABLISHMENT; PURPOSE; DEFINITIONS.
      (a) The Cronos Group, a société anonyme holding organized under the laws of the Grand Duchy of Luxembourg (the “Company”), hereby establishes an incentive compensation plan for key employees and Independent Directors (as defined below), to be known as “The Cronos Group 2005 Equity Incentive Plan” (the “Plan”), as set forth in this document. The Plan provides for the grant of incentive compensation to key employees and Independent Directors of the Company and its Subsidiaries and Affiliates.
      (b) The purpose of the Plan is to enable the Company to attract, retain and reward key employees and Independent Directors of the Company and its Subsidiaries and Affiliates and strengthen the mutuality of interests between such key employees and the Company’s shareholders by offering such individuals equity incentives.
      (c) For purposes of the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means any entity (other than the Company and its Subsidiaries) that is designated by the Board as a participating employer under the Plan.

“Applicable Laws” means the requirements relating to any stock exchange or quotation system on which the common shares of the Company are listed or quoted and the applicable laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means any award or grant of Restricted Stock or Director’s Stock Units.

“Award Agreement” means an agreement setting forth the terms and conditions applicable to an Award granted to a Participant under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” shall mean a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant’s willful misconduct or dishonesty, any of which, in the judgment of the Committee, is harmful to the business or reputation of the Company or any Subsidiary or Affiliate; or any material violation of the Code of Ethics or any agreement between the Participant and the Company.

“Change in Control” has the meaning assigned to it in Section 8(b).

“Change in Control Price” has the meaning assigned to it in Section 8(d).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Code of Ethics” means the Code of Ethics adopted by the Company.

“Committee” means the Compensation Committee of the Board.

“Company” means The Cronos Group, a société anonyme holding organized and existing under the laws of The Grand Duchy of Luxembourg.

“Deferral Plan” has the meaning assigned to it in Section 5(b)(9).

“Director” means a member of the Board.

“Director’s Account” is established only for purposes of measuring the value of the Company’s obligation to an Independent Director in respect of Director’s Stock Units and earnings thereon and not to segregate assets or to identify assets that may be used to settle Director’s Stock Units.

“Director’s Deferred Compensation” refers to the bookkeeping record established for each Independent Director.

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“Director’s Stock Unit” refers to a restricted stock unit granted to an Independent Director pursuant to Section 6 hereof.

“Disability” means a mental or physical condition which, in the opinion of the Committee, renders a Participant unable or incompetent to carry out the job responsibilities held by such Participant or the duties assigned to such Participant at the time such condition arose or was incurred, and which is expected to be permanent or for an indefinite duration.

“Disqualification Date” shall mean the earliest date as of which the Participant engaged in any Disqualifying Activity, as determined by the Committee.

“Disqualifying Activity” shall mean any of the following acts or activities (except that the ownership of less than 2% of the outstanding voting securities of a publicly traded corporation which competes with the Company or any of its Subsidiaries or Affiliates shall not constitute a Disqualifying Activity):

(1) directly or indirectly serving as a principal, shareholder, partner, director, officer, employee or agent of, or as a consultant, advisor or in any other capacity to, any business or entity which competes with the Company or its Subsidiaries or Affiliates in any business or activity then conducted by the Company or any of its Subsidiaries or Affiliates to an extent deemed material by the Committee; or

(2) any disclosure by the Participant, or any use by the Participant for his or her own benefit or for the benefit of any other person or entity (other than the Company or its Subsidiaries or Affiliates), of any confidential information or trade secret of the Company or any of its Subsidiaries or Affiliates without the consent of the Company; or

(3) any material violation of any of the provisions of the Code of Ethics or any agreement between the Participant and the Company or any of its Subsidiaries or Affiliates; or

(4) making any other disclosure or taking any other action which is determined by the Committee to be materially detrimental to the business, prospects or reputation of the Company or any of its Subsidiaries or Affiliates; or

(5) the Participant fails, in any material respect, to perform his or her assigned responsibilities as an employee of the Company or any of its Subsidiaries or Affiliates, as determined by the Committee, in its sole judgment, after consulting with the Chief Executive Officer of the Company.

“Effective Date” means the date the shareholders of the Company approve the Plan.

“Eligible Persons” has the meaning assigned to it in Section 4.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Director” has the meaning assigned to it in Section 8(b)(1).

“Expiration Date” means the date upon which an Award, or any portion thereof, is scheduled to expire or terminate if not exercised or vested prior thereto, as determined by the Committee.

“Incumbent Director” has the meaning assigned to it in Section 8(b)(2).

“Independent Director” shall mean a Director who meets all of the following criteria: (1) meets the independence requirements of Nasdaq, or if Nasdaq shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system as the Company elects to list or quote its shares of Common Stock and that the Committee designates as the Company’s principal exchange or quotation system; (2) qualifies as an “outside director” under Section 162(m) of the Code; (3) qualifies as a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act; and (4) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of Stock to employees of the Company.

“Initial Grant” has the meaning assigned to it in Section 7(a).

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“Investment Intent” has the meaning assigned to it in Section 8(b)(1).

“Nasdaq” shall mean The Nasdaq Stock Market, Inc.

“Participant” means an Eligible Person who holds an outstanding Award granted under the Plan.

“Performance-Based Restricted Stock” means an Award of Restricted Stock, which will vest upon the achievement of Performance Goals established by or under the direction of the Committee and set forth in the related Award Agreement and which is intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code.

“Performance Goals” means the performance goals established by the Committee with respect to any Award. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure. To the extent that awards are intended to qualify as “performance-based” compensation under Section 162(m), the performance goals will be based on the following criteria, either individually, alternatively, or in any combination, applied to either the Company as a whole or to a Subsidiary or Affiliate, either individually or by or in any combination, and in each case as specified by the Compensation Committee in the award. The performance criteria may be (i) cash flow, (ii) earnings, including before interest and taxes, earnings before taxes, and net income, (iii) earnings per share, (iv) growth in earnings per share, (v) share price, (vi) return on equity or average shareholders’ equity, (vii) total shareholder return, (viii) return on capital, (ix) revenue, (x) capital expenditures, (xi) operating income or net operating income, (xii) operating profit or net operating profit, (xiii) securing new sources of capital or increasing the amount of capital provided by third-party container owners, (xiv) overhead and/or expense reduction, (xv) achieving an enhanced credit rating, (xvi) strategic plan development and implementation, (xvii) the meeting of targets with respect to the development of financial and disclosure controls and procedures, and (xviii) such other similar criteria as may be determined by the Compensation Committee.

“Plan” means The Cronos Group 2005 Equity Incentive Plan, as amended from time to time.

“Potential Change in Control” has the meaning assigned to it in Section 8(c).

“Qualified Retirement” shall mean any termination of a Participant’s employment with the Company or its Subsidiaries or Affiliates for any reason (other than death, Disability or an involuntary termination for Cause) if, at or immediately prior to the date of such termination, the Participant satisfies both of the following conditions:

(1) the participant is 55 years of age or older; and

(2) the sum of the Participant’s age and completed years of service as an employee of the Company or its Subsidiaries or Affiliates (disregarding fractions in both cases) shall total 70 or more.

“Qualified Retirement Date” shall mean the date as of which the Participant’s employment with the Company or its Subsidiaries or Affiliates shall terminate pursuant to a Qualified Retirement.

“Restricted Stock” means an Award of shares of Stock that is made pursuant to Section 5 or Section 7 and is subject to restrictions.

“Section 16 Participant” means a Participant under the Plan who is then subject to Section 16 of the Exchange Act.

“Section 409A Requirements” shall have the meaning assigned to the term in Section 2(c).

“Securities Act” means the Securities Act of 1933, as amended.

“Stock” means the common shares, $2.00 par value per share, of the Company.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the

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unbroken chain) owns Stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Succeeding Grant” has the meaning assigned to it in Section 7(b).

“Time-Based Restricted Stock” means an Award of Restricted Stock that will vest on the fourth anniversary of the date of grant unless a different schedule is specified by the Committee in the related Award Agreement.

2.	ADMINISTRATION.
      (a) The Plan shall be administered by the Committee. The Committee shall consist of not less than three Directors of the Company, all of whom shall be Independent Directors. Committee members shall be appointed by the Board and shall serve on the Committee at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board if and to the extent that no Committee exists which has the authority to so administer the Plan.
      (b) The Committee shall have full power to interpret and administer the Plan and, except for automatic grants to Independent Directors pursuant to Section 7 and the award of Director’s Stock Units pursuant to Section 6, full authority to select the individuals to whom Awards will be granted and to determine the type and amount of Awards to be granted to each Participant, the consideration, if any, to be paid for such Awards, the timing of such Awards, the terms and conditions of Awards granted under the Plan and the terms and conditions of the related Award Agreements which will be entered into with Participants. As to the selection of and grant of Awards to Participants who are not Section 16 Participants, the Committee may delegate its responsibilities to members of the Company’s management, consistent with applicable law.
      (c) The Committee shall have the authority to adopt, alter, change and repeal such rules, regulations, guidelines and practices governing the Plan, from time to time, as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); to direct employees of the Company or other advisors to prepare such materials or perform such analyses as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan. The Committee shall interpret and apply the provisions of the Plan in a manner the Committee determines is in compliance with the provisions of Section 409A of the Code and the regulations and guidance promulgated thereunder by the Department of Treasury (collectively, the “Section 409A Requirements”). Notwithstanding anything contained herein or in any Award to the contrary, any provision hereof or thereof which is inconsistent with the Section 409A Requirements or any provision not set forth herein or therein which should be included herein or therein in order to comply with the Section 409A Requirements automatically, without any action of the Company, the Committee or a Participant, shall be deemed revised, or included herein or therein, as the case may be, in a manner consistent therewith.
      (d) Any interpretation and administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, Subsidiaries, Affiliates, all Participants in the Plan, their respective legal representatives, successors and assigns and all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.

3.	STOCK SUBJECT TO THE PLAN.
      (a) Aggregate Stock Subject to the Plan. Subject to adjustment as provided in Section 3(c) below, the total number of shares of Stock reserved and available for Awards under the Plan is 300,000. Any Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.
      (b) Forfeiture or Termination of Awards or Stock. If any Stock subject to any Award granted hereunder is forfeited or an Award otherwise terminates or expires without the issuance of Stock, the Stock that is subject to such Award shall again be available for distribution in connection with future Awards under the Plan as set forth in Section 3(a).

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      (c) Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, reverse share split, combination of shares or other change in the corporate or capital structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the maximum number of shares that may be subject to Awards granted to any Participant during any calendar year or other period, in the number and price of shares subject to outstanding Awards granted under the Plan as may be approved by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided that the number of shares subject to any Award shall always be a whole number. Any fractional shares shall be eliminated.
      (d) Annual Award Limitation. Other than with respect to Independent Directors, no Participant may be granted Awards under the Plan with respect to an aggregate of more than 15,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) during any calendar year. No Independent Director may be granted an Award of Restricted Stock under the Plan of more than 1,500 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) during any calendar year. No more than 75,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) may be granted pursuant to Awards of Restricted Stock to all Participants during any calendar year. The restrictions of this subsection (d) on Awards of Restricted Stock do not apply to the issuance of shares of Stock in settlement of Director’s Stock Units pursuant to Section 6 hereof.

4.	ELIGIBILITY.
      Independent Directors and officers and other key employees of the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth or profitability of the business of the Company or its Subsidiaries or Affiliates (“Eligible Persons”) are eligible to be granted Awards under the Plan.

5.	RESTRICTED STOCK.
      (a) Grant.

(1) Subject to the terms and conditions of the Plan, Restricted Stock may be awarded to Eligible Persons at any time and from time to time as shall be determined by the Committee. The Committee shall determine the individuals to whom, and the time or times at which, grants of Restricted Stock will be made; the number of shares of Restricted Stock to be awarded to each Participant; the price (if any) to be paid by the Participant; whether the Awards will consist of Performance-Based Restricted Stock or Time-Based Restricted Stock or a combination thereof; the date or dates or conditions upon which Restricted Stock Awards will vest, whether through lapse of time or the achievement of specified Performance Goals; the Performance Goal or Goals, if any, that must be satisfied as a condition to the vesting of any Restricted Stock Award; the period or periods within which such Restricted Stock Awards may be subject to forfeiture; and the other terms and conditions of such Awards in addition to those set forth in Section 5(b) (including, but not limited to, voting rights).

(2) The Committee may condition the grant or vesting of Restricted Stock upon the lapse of time or the attainment of specified Performance Goals or such other factors as the Committee may determine in its sole discretion; provided that, unless otherwise determined by the Committee, all Time-Based Restricted Stock Awards granted under this Section 5 shall vest, in full, on the fourth anniversary of the date of grant.
      (b) Terms and Conditions. Restricted Stock awarded under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. A Participant who receives a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award in the form approved from time to time by the Committee and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

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(1) The purchase price for shares of Restricted Stock shall be zero unless otherwise determined by the Committee.

(2) Awards of Restricted Stock must be accepted by executing the related Award Agreement, delivering an executed copy of such Award Agreement to the Company and paying the applicable price (if any) that is required under Section 5(b)(1).

(3) Subject to Section 5(b)(5), each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

(4) Subject to Section 5(b)(5), the stock certificates evidencing such shares of Restricted Stock shall be delivered to and held in custody by the Company, or its designee, until the restrictions thereon shall have lapsed or any conditions to the vesting of such Award have been satisfied. As a condition of any Restricted Stock Award, the Participant shall deliver to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award.

(5) In the discretion of the Company, any shares of Restricted Stock awarded to any Participant may be issued and held in book entry form. In such event, no stock certificates evidencing such shares will be issued and the applicable restrictions will be noted in the records of the Company’s transfer agent and in the book entry system.

(6) A Participant may be granted an Award of Time-Based Restricted Stock or Performance-Based Restricted Stock, or a combination thereof. Time-Based Restricted Stock Awards will vest and all restrictions thereon will terminate upon the fourth anniversary of the date of grant, subject to a different schedule as specified by the Committee, provided all other conditions to vesting have been met. Performance-Based Restricted Stock Awards will vest and all restrictions thereon will terminate upon the certification by the Committee of the achievement of the specified Performance Goals, provided all other conditions to vesting have been met.

(7) Subject to the provisions of this Plan and the related Award Agreement, during the period set by the Committee commencing with the date of grant of a Restricted Stock Award, the Participant who has received such Award shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the shares of Restricted Stock which are subject to such Award until such shares have vested. The Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine, in its sole discretion; provided that any such action does not affect any Award held by any Participant who is subject to Section 162(m) of the Code.

(8) Except as otherwise provided by the Committee, cash dividends shall only be paid on Restricted Stock that has vested, and the Participant shall not have the right to vote with respect to the shares of Restricted Stock until such shares have vested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. In the event that, for any reason, the foregoing restriction on the voting of shares of Restricted Stock is not effective, then and in such an event each Participant shall, by the terms of the Award Agreement, grant to the Chief Executive Officer, President, and Secretary of the Company, and to each of them, an irrevocable proxy to vote the Participant’s shares of Restricted Stock and to grant consents with respect to the Participant’s shares of Restricted Stock until such time as such shares have vested.

(9) Any Participant who is then eligible to participate in any other deferral plan hereafter adopted or maintained by the Company (a “Deferral Plan”) may elect to defer all or any portion of any Restricted Stock Awards granted to him or her under this Plan, subject to and in compliance with the terms of the applicable Deferral Plan and the Section 409A Requirements.

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6.	DIRECTOR’S STOCK UNITS.
      (a) General. A Director’s Stock Unit shall represent the right to receive one share of Stock upon satisfaction of the conditions to vesting and settlement specified in the Plan. Director’s Stock Units will be settled exclusively in Stock.
      (b) Grants of Director’s Stock Units. Director’s Stock Units shall be awarded under the Plan as follows:

(1) An Independent Director may elect to reduce all or part of the cash compensation otherwise payable for services to be rendered by him or her as a Director (including the annual retainer fee and any fees payable for services on the Board or any committee thereof) (such reduction in compensation referred to herein as “Director’s Deferred Compensation”) and to receive in lieu thereof Director’s Stock Units; provided, however, that if an Independent Director elects not to receive part of the cash compensation otherwise payable to him or her, and to receive, instead, Director’s Stock Units, then the election shall not be for less than fifty percent (50%) of the Independent Director’s annual retainer fee as a Director. Any such election shall be made prior to the beginning of, and will be effective for, the calendar year in which the compensation to the Independent Director will be paid; provided, however, that for the first year in which the Plan is in effect, any Independent Director may, at any time within thirty (30) days of the date the Plan is approved by the shareholders of the Company, make an election to participate in the Plan with respect to compensation payable to the Independent Director for services to be performed by the Independent Director subsequent to the date of the election; and provided further, however, that any Independent Director not serving on the Board prior to the date the Plan is approved by the shareholders of the Company may, at any time within thirty (30) days of his or her original election to the Board, make an election to participate in the Plan, effective with respect to compensation payable to the Independent Director for services to be performed by the Independent Director subsequent to the date of the election. All elections made hereunder shall become irrevocable as of the last day such election may be made. Unless the Independent Director notifies the Secretary of the Company otherwise prior to the beginning of each subsequent calendar year, an election will renew automatically for an additional calendar year. Any election made hereunder shall be in writing and shall specify the amount of compensation to be received in the form of Director’s Stock Units.

(2) With respect to each Independent Director who elects to receive a portion of his or her cash compensation in Director’s Stock Units pursuant to Section 6(b)(1) above, the number of Director’s Stock Units to be credited to the Director’s Account shall be equal to the quotient obtained by multiplying the Director’s Deferred Compensation by One Hundred Twenty-Five Percent (125%) and by then dividing the resultant product by the average of the Fair Market Value of a share of Stock of the Company for the 20 trading days preceding the date that the Director’s Deferred Compensation would otherwise have been payable to the Independent Director had the Director not made the election referred to in this Section 6.
      (c) Director’s Accounts. The Director’s Account for each Independent Director who elects to receive Director’s Stock Units in lieu of all or a portion of the Director’s cash compensation, calculated in accordance with paragraph (b)(2) above, shall be credited at such times as the Director’s Stock Units are awarded to the Independent Director and by the number of Director’s Stock Units awarded to the Independent Director. In the event that the Company pays any cash or other dividend or makes any other distribution in respect of its Stock, then each Director’s Account will be credited with an additional number of Director’s Stock Units (including fractions thereof) determined by dividing (1) the amount of cash, or the value (as determined by the Board) of any securities or other property, paid or distributed in respect of one outstanding share of Stock by (2) the Fair Market Value of a share of Stock for the first date on which the Stock of the Company trades “ex-dividend” with respect to the dividend or distribution made by the Company with respect to its Stock, and multiplying the result of such division by (3) the number of Director’s Stock Units that were credited to the Director’s Account immediately prior to the date of the dividend or other distribution. Notwithstanding the foregoing, if, at the time of the declaration of the dividend, there is an insufficient number of shares of Stock authorized under this Plan for issuance in accordance herewith, each Director’s Account shall be credited, in

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cash, with an amount equal to the product of (A) the amount of cash, or the value (as determined by the Board) of any securities or other property, paid or distributed in respect of one outstanding share of Stock and (B) the number of Director’s Stock Units that were credited to the Director’s Account immediately prior to the date of the dividend or other distribution. Such cash credits shall be held in accordance with the terms herewith. Credits shall be made effective as of the date of the dividend or other distribution in respect of the Stock.
      (d) Vesting; Accelerated Vesting; Deferral; Nontransferability.

(1) Director’s Stock Units granted to an Independent Director, and any additional Director’s Stock Units credited to a Director’s Account in respect of earnings or other distributions on such Director’s Stock Units as provided in Section 6(c) hereof, shall vest on the business day preceding the next annual meeting of shareholders of the Company at which the term of such Director is to expire (notwithstanding whether such Director is nominated for re-election or elected at such annual meeting), and shall be settled as soon as practicable thereafter, provided that the Independent Director shall have remained a member of the Board continuously from the date of grant to said date.

(2) Notwithstanding the provisions of Section 6(d)(1) above, all Director’s Stock Units granted to an Independent Director shall immediately vest upon the first to occur of (A) an Independent Director ceasing to be a member of the Board by resignation or removal, (B) an Independent Director ceasing to be a member of the Board as a result of death or Disability, or (C) a Change in Control occurring with respect to the Company, as defined in Section 8(b) hereof.

(3) Notwithstanding the provisions of Sections 6(d)(1) and 6(d)(2) above, an Independent Director may, in his or her election to participate in the Plan pursuant to Section 6(b)(1) hereof, elect to defer settlement of any or all Director’s Stock Units to a date subsequent to the vesting date of such Director’s Stock Units, provided that no such deferral may extend beyond the earlier of (A) the Independent Director’s termination of service on the Board, or, if later, the Independent Director’s 70th birthday, or (B) the Independent Director’s death. Settlement of any deferred Director’s Stock Units shall be made on or as soon as practicable following the date specified by the Independent Director in the relevant deferral election.

(4) An Independent Director who has been awarded Director’s Stock Units shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the Director’s Stock Units or the shares of Stock issuable in settlement thereof until such Director’s Stock Units have vested. The Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based upon such criteria as the Committee may determine, in its sole discretion; provided that any such action complies with the Section 409A Requirements.
      (e) Delivery of Share Certificates. As soon as practicable following the vesting of Director’s Stock Units as provided in Sections 6(d)(1) and 6(d)(2) above, or the date for deferred settlement as provided in Section 6(d)(3) above, Director’s Stock Units shall be settled by delivery to the Independent Director of a share certificate for the number of shares of Stock of the Company corresponding to such Director’s Stock Units. Shares delivered in settlement of Director’s Stock Units shall be free of all such restrictions, except any that may be imposed under applicable law or the Company’s trading policy.
      (f) No Shareholder Rights. The crediting of Director’s Stock Units to a Director’s Account shall not confer on the relevant Independent Director any rights as a shareholder of the Company.

7.	AUTOMATIC GRANTS OF RESTRICTED STOCK TO INDEPENDENT DIRECTORS.
      (a) Initial Grant. Each Independent Director who became a member of the Board prior to the Effective Date will receive a grant of 1,500 shares of Restricted Stock as of the Effective Date. Each Independent Director who first becomes a member of the Board on or after the Effective Date will automatically be granted 1,500 shares of Restricted Stock on the date such Independent Director first becomes a member of the Board. Each grant pursuant to this Section 7(a) shall be called an “Initial Grant”.

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      (b) Succeeding Grant. On each anniversary of an Initial Grant under this Plan each Independent Director who has served continuously as a member of the Board during that period will automatically be granted an additional 1,500 shares of Restricted Stock. Each grant pursuant to this Section 7(b) shall be called a “Succeeding Grant”.
      (c) Vesting and Exercisability. Initial Grants and Succeeding Grants shall become exercisable, in full, on the business day preceding the next annual meeting of shareholders of the Company at which the term of such Independent Director is to expire (notwithstanding whether such Director is nominated for re-election or elected at such annual meeting), so long as the Director continuously remains a Director or a consultant to the Company until such date.
      (d) Form of Grant. Each grant under this Section 7 shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and which shall comply with and be subject to the terms and conditions of this Plan.
      (e) Exercise Price. The purchase price for shares of Restricted Stock granted under this Section 7 shall be zero.
      (f) Termination of Option. Section 9 (other than Section 9(b)) shall apply equally to Restricted Stock granted to an Independent Director, except that any references therein to “employment” shall be considered references to membership on the Board.
      (g) Other Terms and Conditions. Except as specifically set forth above, Restricted Stock awarded under this Section 7 shall also be subject to the terms and conditions set forth in Section 5 hereof.

8.	CHANGE IN CONTROL PROVISION.
      (a) Impact of Event. In the event of and upon: (1) a “Change in Control” as defined in Section 8(b) or (2) a “Potential Change in Control” as defined in Section 8(c), one or more of the following provisions may apply, as determined by the Committee in its sole discretion:

(1) All restrictions, limitations and Performance Goals, if any, applicable to any Restricted Stock shall terminate and such Stock shall be deemed fully vested;

(2) The value of all outstanding Awards (excluding Awards of Director’s Stock Units which are governed by Section 6 hereof), in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control or Potential Change in Control, be cashed out on the basis of the “Change in Control Price,” as defined in Section 8(d), as of the date such Change in Control or such Potential Change in Control is determined to have occurred; or

(3) The Committee may provide for the assumption or substitution of, or adjustment to, each outstanding Award (excluding Awards of Director’s Stock Units which are governed by Section 6 hereof).
      (b) Definition of Change in Control. For purposes of Section 8(a), a “Change in Control” means the happening of any of the following:

(1) When any “person” as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities; provided, however, that the terms “person” and “group” shall not include any “Excluded Director,” and the term “Excluded Director” means any Director who, on the Effective Date, is the beneficial owner of or has the right to acquire an amount of Stock equal to or greater than five percent of the number of shares of Stock outstanding on the

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Effective Date; and provided further, however, that, unless otherwise determined by the Board or any committee thereof, the terms “person” and “group” shall not include any entity or group of entities which has acquired Stock of the Company in the ordinary course of business for investment purposes only and not with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having such purpose or effect (“Investment Intent”), as demonstrated by the filing by such entity or group of a statement on Schedule 13G (including amendments thereto) pursuant to Regulation 13D under the Exchange Act, as long as such entity or group continues to hold such Stock with an Investment Intent;

(2) When, during any period of 12 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death, Disability or Qualified Retirement to constitute at least a majority thereof; provided, however, that a Director who was not a Director at the beginning of such 12-month period shall be deemed to have satisfied such 12-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation of or with the approval of, at least a majority of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 12-month period) or by prior operation of this Section 8(b)(2); or

(3) The occurrence of a transaction requiring shareholder approval for the acquisition, consolidation or merger of the Company by an entity other than the Company or a Subsidiary through purchase of Stock or assets, by merger or otherwise.

      (c) Definition of Potential Change in Control. For purposes of Section 8(a), a “Potential Change in Control” means the happening of any one of the following:

(1) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 8(b); or

(2) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 35 percent or more of the combined voting power of the Company’s outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan; provided, however, that a Potential Change in Control shall not be deemed to occur as a result of the acquisition of securities by the Company which, by reducing the outstanding securities of the Company, increases the securities beneficially owned by such entity, person or group to an amount representing 35 percent or more of the voting power of the Company’s outstanding securities (as long as such entity, person or group does not thereafter acquire any additional Stock (or securities convertible or exchangeable into Stock)).
      (d) Change in Control Price. For purposes of this Section 8, “Change in Control Price” means the highest price per share paid in any transaction reported on the Nasdaq Composite Index, or paid or offered in any bona fide transaction related to a Change in Control or Potential Change in Control of the Company, at any time during the 60-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee.

9.	TERMINATION OF AWARDS.
      (a) Termination due to Death, Disability or by the Company for Other than Cause. If a Participant’s employment by the Company or any Subsidiary or Affiliate terminates by reason of death, Disability or by the Company for reasons other than Cause, any Award held by such Participant (other than Awards of Director’s Stock Units, with respect to which the provisions of Section 6(d) hereof govern) shall vest, and any restrictions shall lapse, as to 100% of the number of shares of Stock granted pursuant to such Award on the date of termination, provided that, if the vesting of such Award is conditioned upon or subject to the

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achievement of specified Performance Goals, such Performance Goals are achieved prior to the earlier of the expiration of one year from the date of death, Disability or termination or the Expiration Date of such Award.
      (b) Termination due to Qualified Retirement. If a Participant’s employment with the Company or any Subsidiary or Affiliate terminates due to a Qualified Retirement, a portion of the Restricted Stock subject to the Award held by such Participant and not then vested shall nevertheless vest, and any restrictions on such stock shall lapse, that portion determined by multiplying the number of shares of Restricted Stock subject to such Award and not vested by a percentage, the numerator of which is equal to the number of full months of service since the date of grant and the denominator of which is 48, rounded down to the nearest whole share of Stock; provided that, if the vesting of such Award is conditioned upon or subject to the achievement of specified Performance Goals, such Performance Goals are achieved prior to the earlier of the expiration of one year from the date of the Participant’s Qualified Retirement or the Expiration Date of such Award; provided further that, if the Committee determines during such year that the Participant is or has engaged in any Disqualifying Activity, then to the extent that any Restricted Stock Award held by such Participant would have vested as of the Disqualification Date, the Participant shall have the right to receive all shares of Restricted Stock which are vested as of such date, and (2) to the extent that any Restricted Stock Award held by such Participant has not vested as of the Disqualification Date, the Award shall terminate, and all related shares shall be forfeited, as of such date. Any determination by the Committee, which may act upon the recommendation of the Chief Executive Officer or other senior officer of the Company, that the Participant is or has engaged in any Disqualifying Activity, and as to the Disqualification Date, shall be final and conclusive. The provisions of this subsection (b) do not apply to Independent Directors.
      (c) Termination by the Company for Cause or for Any Other Reason. If a Participant’s employment with the Company or any Subsidiary or Affiliate terminates for any reason other than those set forth in paragraphs (a) and (b) above, any Award held by such Participant (other than Awards of Director’s Stock Units, with respect to which the provisions of Section 6(d) hereof govern) which has not yet vested shall terminate, and all related shares shall be forfeited, as of the date of Participant’s termination.

10.	AMENDMENTS AND TERMINATION.
      (a) The Board may at any time, in its sole discretion, amend, supplement, alter or discontinue the Plan, including, without limitation, to comply with the Section 409A Requirements, but no such amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Restricted Stock Award theretofore granted, without the Participant’s consent. The Board may, at any time, in its sole discretion, amend, supplement, or alter the provisions of the Plan governing Director’s Stock Units to comply with the Section 409A Requirements, but no such amendment or alteration that would modify the number of Director’s Stock Units theretofore granted to an Independent Director or the number of shares of Stock issuable upon settlement of such Director’s Stock Units shall be made without the Independent Director’s consent. The Company shall submit to the shareholders of the Company for their approval, any amendments to the Plan which are required to be approved by shareholders by law or the rules and regulations of any governmental authority, any stock exchange or any quotation system upon which the Stock is then traded.
      (b) Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the approval of the shareholders, to (a) increase the total number of shares of Stock that may be issued under the Plan or to any Participant during any calendar year (except for adjustments pursuant to Section 3(c)), or (b) modify the Plan’s eligibility requirements. Further, no Performance-Based Award may be amended if such amendment would adversely affect the Award’s qualification as qualified performance-based compensation under Section 162(m) of the Code.
      (c) The Committee may at any time, in its sole discretion, amend the terms of any outstanding Award including, without limitation, to comply with the Section 409A Requirements, but no such amendment shall be made which would impair the rights of a Participant under a Restricted Stock Award theretofore granted, without the Participant’s consent, or which would reduce the number of Director’s Stock Units theretofore granted to an Independent Director or the number of shares of Stock issuable upon settlement thereof without the Independent Director’s consent; nor reduce the purchase price (if any) of the Stock which is subject to an

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outstanding Award; nor shall any such amendment be made which would make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to any Section 16 Participant holding an Award without the Participant’s consent.
      (d) Subject to the above provisions, the Board shall have all necessary authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.
      (e) The Committee shall have the authority to adopt such modifications, procedures, and sub-plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet objectives of the Plan.

11.	UNFUNDED STATUS OF PLAN.
      Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards of Stock under this Plan, any such accounts will be used merely as a bookkeeping convenience. Except for the holding of Restricted Stock pursuant to Section 5(b)(4), the Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of Stock to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Committee shall be required to give any security or bond for the performance of any obligation which may be created by this Plan. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Stock with respect to Awards hereunder.

12.	GENERAL PROVISIONS.
      (a) The Committee may require each Participant acquiring Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Stock without a view to distribution thereof. Any certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
      (b) All shares of Stock or other securities issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any certificates for such shares to make appropriate reference to such restrictions or to cause such restrictions to be noted in the records of the Company’s stock transfer agent and any applicable book entry system.
      (c) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
      (d) Neither the adoption of the Plan, nor its operation, nor any document describing, implementing or referring to the Plan, or any part thereof, shall confer upon any Participant under the Plan any right to continue in the employ, or as a Director, of the Company or any Subsidiary or Affiliate, or shall in any way affect the right and power of the Company or any Subsidiary or Affiliate to terminate the employment, or service as a director, or change the job title, duties, authority, position or compensation of any Participant in the Plan at any time with or without assigning a reason therefor, to the same extent as the Company or any Subsidiary or Affiliate might have done if the Plan had not been adopted.

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      (e) For purposes of this Plan, a transfer of a Participant between the Company and any of its Subsidiaries or Affiliates, or between such Subsidiaries or Affiliates, shall not be deemed a termination of employment or adversely affect or enlarge the rights of any Participant under this Plan or with respect to any Award.
      (f) No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes or other items of any kind required by law to be withheld with respect to such amount. Subject to the following sentence, unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including unrestricted Stock previously owned by the Participant or Stock that is part of the Award that gives rise to the withholding requirement. Notwithstanding the foregoing, any election by a Section 16 Participant to settle such tax withholding obligation with Stock that is previously owned by the Participant or part of such Award shall be subject to prior approval by the Committee, in its sole discretion. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries and Affiliates to the extent permitted by law shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.
      (g) In the event any Award is transferred or assigned pursuant to a court order, such transfer or assignment shall be without liability to the Company and the Company shall have the right to offset against such Award any expenses (including attorneys’ fees) incurred by the Company in connection with such transfer or assignment.
      (h) All Award Agreements entered into with Participants pursuant to the Plan shall be subject to the Plan. A Participant who receives an Award under the Plan shall not have any rights with the respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award, in the form approved by the Committee; has delivered a fully-executed copy of such Award Agreement to the Company; and has otherwise complied with the applicable terms and conditions of such Award.
      (i) The provisions of Awards need not be the same with respect to each Participant.

13.	LEGAL COMPLIANCE.
      (a) Stock shall not be issued pursuant to the settlement of Director’s Stock Units unless the settlement of such Director’s Stock Units, and the issuance and delivery of such Stock, shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance, as determined to be necessary or appropriate by the Committee.
      (b) As soon as practicable after the Effective Date, the Company shall register the Stock that may be granted under this Plan under the Securities Act, and shall, as required by the Securities Act, maintain from time to time the effectiveness of such registration.

14.	INABILITY TO OBTAIN AUTHORITY.
      To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Stock hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Stock as to which such requisite authority shall not have been obtained.

15.	RESERVATION OF SHARES.
      The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan. To the extent required by the laws of the Company’s place of organization, the authorized but unissued shares of Stock reserved for issuance under the Plan shall be re-submitted to the shareholders of the Company for their approval and, if not approved, then no further shares of Stock shall be issued under this Plan.

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16.	SHAREHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.
      The Plan was adopted by the Board on March 17, 2005 and is subject to approval by the holders of the Company’s outstanding common shares, in accordance with applicable law. The Plan will become effective on the date of such approval. The holders of the Company’s outstanding Stock shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the holders duly held by a vote taken in the manner required by the laws of Luxembourg.

17.	TERM OF PLAN.
      No Award shall be granted pursuant to the Plan on or after the seventh anniversary of the date the Plan is approved by the shareholders of the Company, but Awards granted prior to such date may extend beyond that date.

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DETACH HERE

PROXY
THE CRONOS GROUP

     This proxy is solicited on behalf of the Board of Directors of The Cronos Group for the annual meeting to be held on June 9, 2005.

     The undersigned hereby appoints Maurice Taylor, Charles Tharp, and Peter J. Younger, and each of them, proxies, with full power of substitution, to vote all common shares of The Cronos Group that the undersigned is entitled to vote at the annual meeting of shareholders to be held at the Hotel Le Royal, 12 Boulevard Royal, Luxembourg, on Thursday, June 9, 2005 at 9:00 a.m., local time, and at any adjournment, postponement, or continuation thereof. The proxies have the authority to vote as directed on the reverse side of this card with the same effect as though the undersigned were present in person and voting. The proxies are further authorized in their discretion to vote upon such other business as may properly come before the annual meeting and any adjournment, postponement, or continuation thereof. The undersigned revokes all proxies previously given to vote at the annual meeting.

     The Board of Directors recommends a vote for the nominees listed in Proposal 1 and for the adoption of Proposals 2 through 10.

SEE REVERSE SIDE. TO BE SIGNED ON REVERSE SIDE. SEE REVERSE SIDE.

Reverse side
[LOGO]

☒ Please mark votes as in this example

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS YOU DIRECT. IF YOU GIVE NO DIRECTION, WE WILL VOTE YOUR COMMON SHARES FOR ALL PROPOSALS. WE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS CARD.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS

1.	Election of Two Directors
The Nominees are: S. Nicholas Walker and Robert M. Melzer.
☐ FOR ALL NOMINEES (EXCEPT AS INDICATED BELOW)
☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME BELOW)

2.	Approval of the Company’s 2005 Equity Incentive Plan.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	Approval of declaration of a dividend of six (6) cents per common share for the second calendar quarter of 2005.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	Approval of extension to December 1, 2006 of the grant of authority to the Board of Directors to implement a common share repurchase program.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	Approval of our appointment of Deloitte S.A. as the Company’s independent auditors for the year ending December 31, 2005 for the Company’s consolidated accounts and the grant of authorization to the Board of Directors to fix the compensation of the independent auditors.

	☐	FOR	☐	AGAINST	☐	ABSTAIN
6.	Approval of our appointment of Fiduciaire Probitas S.à r.l. as the Company’s statutory auditors (Commissaire aux comptes) for the year ending December 31, 2005 for the Company’s unconsolidated accounts and the grant of authorization to the Board of Directors to fix the compensation of the statutory auditors.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

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7.	Approval of the consolidated and unconsolidated financial statements of the Company for the year ended December 31, 2004 and the reports of the Company’s Board of Directors, independent auditors, and statutory auditors thereon.

	☐	FOR	☐	AGAINST	☐	ABSTAIN
8.	Discharge of the following members of the Board of Directors pursuant to Article 74 of the Luxembourg Companies Law from the execution of their mandate for the year ended December 31, 2004: Dennis J. Tietz, Peter J. Younger, Maurice Taylor, Charles Tharp, S. Nicholas Walker, and Robert M. Melzer.

	☐	FOR	☐	AGAINST	☐	ABSTAIN
9.	Discharge of Fiduciaire Probitas S.à r.l. pursuant to Article 74 of the Luxembourg Companies Law from the execution of its mandate as statutory auditor for the year ended December 31, 2004.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
10.	Approval of the allocation of the profit/loss reported by the Company for the year ended December 31, 2004.
	☐	FOR	☐	AGAINST	☐	ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and at any adjournment, postponement, or continuation thereof.

     Please mark, sign, date, and return this Proxy in the accompanying prepaid envelope. Please sign exactly as your name appears on this Proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, both owners should sign.

Signature:	Date:

Signature:	Date:

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